AMENDMENT NO. 1 TO
                          AGREEMENT AND PLAN OF MERGER

         This Amendment No. 1 ("Amendment") to Agreement and Plan of Merger dated as of October 4, 2000, is made as of November 20, 2000, by and among Ruby Tuesday, Inc., a Georgia corporation (the "Parent"), Tia's, LLC, a Delaware limited liability company (the "Target") and Specialty Restaurant Group, LLC, a Delaware limited liability company (the "Acquiror").

         WHEREAS,   Parent,  Target  and  Acquiror  entered  into  that  certain
Agreement and Plan of Merger dated as of October 4, 2000 (the "Agreement'); and

         WHEREAS, the parties wish to amend the Agreement as hereinafter set forth; and

         WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings attributed to such terms in the Agreement.

         NOW, THEREFORE, for and in consideration of the covenants, terms and conditions contained herein, the parties agree as follows:

         1. Pursuant to Section 2(b)(ii) of the Agreement, at the Closing, Surviving Company shall deliver to Parent (a) the Pledge Agreement in the form attached hereto as Exhibit O, executed by all of the members of Surviving Company, and (b) such executed UCC-1 financing statements and/or similar instruments described therein. The parties acknowledge that no second lien on assets of Surviving Company is permitted by the Third-Party Lender.

         2. The parties agree that adjustments described in Section 2(c) of the Agreement shall include (i) Surviving Company's purchase of the promissory note of Scott Blevins (an employee of Surviving Company after the Closing), dated October 16, 2000, in the original principal amount of $12,500.00 in favor of Parent, and (ii) the credit given to Target or Parent by Tennessee liquor and wine wholesalers in connection with the "delivery" of liquor and wine inventory at Restaurants located in the State of Tennessee.

         3. Parent and Acquiror acknowledge that the approximate cost to develop the Development Restaurants is $4,253,428.00. The Development Restaurants are open and in operation. Parent and Acquiror agree that the original principal amount of the Note, as contemplated in Section 2(b)(ii) of the Agreement, is $28,753,428.00. The form of Note attached to the Agreement as Exhibit B is replaced and superseded by the form of Note attached to this Amendment as Exhibit B. Upon final determination of such costs, any underpayment or overpayment of actual costs from such estimate shall be promptly paid by the appropriate party to the other.

         4. The form of Surviving Company Operating Agreement attached to the Agreement as Exhibit F is replaced and superseded by the form of Surviving Company Operating Agreement attached to this Amendment as Exhibit F.

         5. The form of Executive Employment Agreement attached to the Agreement as Exhibit N is replaced and superseded by the form of Executive Employment Agreement attached to this Amendment as Exhibit N.

         6. In addition to the documents and instruments to be delivered at the Closing pursuant to Section 4(b) of the Agreement, Surviving Company and Parent shall enter into (a) an amendment to sublease with respect to the Tia's Restaurant located in Huntsville, Alabama, in the form attached hereto as Exhibit P, and (b) a comprehensive amendment to subleases in the form attached hereto as Exhibit P-1.

         7. At the Closing, Parent and Surviving Company shall enter into a Defense and Indemnity Agreement, as contemplated by Section 4(b)(xii) of the Agreement, in the form attached hereto as Exhibit Q.

         8.     In all other respects, the Agreement is ratified and reaffirmed.

         IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment as of the date first above written.

                                     PARENT:

                                     RUBY TUESDAY, INC.


                                     By:     /s/J. Russell Mothershed
                                     Name:      J. Russell Mothershed
                                     Title:     Senior Vice President

                                     TARGET:

                                     TIA'S, LLC


                                     By:    /s/ Daniel T. Cronk
                                     Name:      Daniel T. Cronk
                                     Title:     Vice President

                                     PARENT:

                                     SPECIALTY RESTAURANT GROUP, LLC


                                     By:    /s/ James H. CarMichael
                                     Name:      James H. CarMichael
                                     Title:     President

                                     Loan Nos. 001-6687-001,
                                     001-6687-002 and 001-6687-003

                         MASTER AGREEMENT AND INDEMNITY
                         REGARDING LEASES AND SUBLEASES


         THIS MASTER AGREEMENT AND INDEMNITY REGARDING LEASES AND SUBLEASES (the "Agreement") dated November 20, 2000, is made and executed by RUBY TUESDAY, INC., a Georgia corporation, whose address is 150 West Church Avenue, Maryville, Tennessee 37801 ("RTI"), and GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION and GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION OF ARKANSAS, each a Delaware corporation, whose address is 10900 N.E. 4th Street, Suite 500, Bellevue, Washington 98004 (collectively, "GE CAPITAL").

                                    Recitals

         A. Concurrently herewith, RTI is selling and transferring its rights and interests in and to various restaurants operated by RTI to Specialty Restaurant Group, LLC, a Delaware limited liability company ("SRG").

         B. The restaurants which are described on Exhibit "A" attached hereto are leased by RTI from third party landlords. Each restaurant described on Exhibit "A" attached hereto is individually called a "Leased Site", and all of such restaurants are collectively called the "Leased Sites". The leases pursuant to which RTI leases the Leased Sites from third parties are individually called a "Lease" and are collectively called the "Leases".

         C. In connection with the sale and transfer of the restaurants to SRG, RTI is subleasing certain of the Leased Sites to SRG pursuant to certain subleases (individually a "Sublease"; and collectively, the "Subleases") between RTI and SRG.

         D. GE CAPITAL has agreed to provide a portion of the financing required for the acquisition by SRG of the restaurants from RTI. The loans by GE CAPITAL to SRG are collectively called the "Loans". The Loans are evidenced by a certain Loan Agreement (herein so called) dated of even date herewith between GE CAPITAL and SRG. The Loans are to be secured by, among other things, (i) deeds of trust, deeds to secure debts and/or mortgages (collectively, the "Mortgages") covering the interests of SRG in and to each of the Leased Sites, and (ii) security agreements covering the personal property of SRG to be located at each of the Leased Sites (the "Personal Property").

         E. RTI has agreed to execute and deliver this Agreement as an inducement to GE CAPITAL to extend the Loans to SRG.

         NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, RTI hereby agrees for the benefit of GE CAPITAL as follows:

         1.       Agreement to Perform Obligations.
                  --------------------------------

                  (a) Subject to Section 1(b) below, RTI agrees to pay each and every monetary obligation of the tenant under each of the Leases as and when such obligations become due (such obligations being collectively called "Monetary Obligations"). In addition, subject to Section 1(b) below, RTI agrees to perform each and every nonmonetary obligation of the tenant under each of the Leases as and when such obligations become due (such obligations being called "Nonmonetary Obligations").

                  (b) Notwithstanding Section 1(a) above, with respect to any Monetary Obligations which SRG is obligated to pay pursuant to a Sublease, but which SRG fails to pay in accordance with the applicable Sublease, RTI's obligation to pay such Monetary Obligations shall terminate ninety (90) days after RTI delivers the written notice described in Section 6 below to GE CAPITAL. In addition, RTI shall not be obligated to perform Nonmonetary Obligations which SRG is obligated to perform pursuant to a Sublease, but which SRG fails to perform in accordance with the applicable Sublease.

                  (c) In the event RTI fails to pay or perform any of its Monetary Obligations or Nonmonetary Obligations under the Leases, RTI acknowledges and agrees that GE CAPITAL shall have the right to pay and/or perform such obligations on behalf of RTI. To the extent RTI is obligated pursuant to this Section 1 to pay or perform any of its Monetary or Nonmonetary Obligations, RTI shall reimburse GE CAPITAL, within ten (10) days after RTI's receipt of a written demand from GE CAPITAL, for all Monetary Obligations paid by GE CAPITAL to the applicable lessor and for all costs and expenses paid or incurred by GE CAPITAL on behalf of RTI in connection with GE CAPITAL's payment of such Monetary Obligations or performance of such Nonmonetary Obligations.

         2. Delivery of Notices. Within two (2) business days after its receipt of any default notice given by RTI's lessor under any Lease, and within ten (10) business days after its receipt of any other notice pertaining to any Lease, RTI shall deliver a copy of such notice to GE CAPITAL.

         3. Representations by RTI. RTI represents and warrants to GE CAPITAL as follows with respect to the Leases:

                  (a)      Each of the Leases are in full force and effect;

                  (b) RTI has delivered true, correct and complete copies of each of the Leases to GE CAPITAL;

                  (c) RTI has all necessary power and authority to execute and deliver the Subleases, and each of the Subleases is binding upon and enforceable against RTI; and

                  (d) Except as listed on Exhibit "B" attached hereto, RTI is not in default of any of its obligations under any of the Leases.

         4. No Amendments or Terminations. Without the prior written consent of GE CAPITAL, RTI agrees that it shall not amend or terminate any of the Leases where such amendment would decrease the term of the applicable Lease, increase the rent or other Monetary Obligations thereunder or otherwise adversely affect the rights of SRG under the related Sublease.

         5. No Assignment. RTI agrees that it shall not assign any of its rights or interests under any of the Leases (a) except to SRG or an affiliate or subsidiary thereof or to an affiliate or subsidiary of RTI, or (b) except to a purchaser of all, or substantially all, of the assets of RTI provided that such purchaser expressly assumes all of the obligations of RTI under this Agreement. Any other assignment by RTI of its rights or interests under the Leases shall require the prior written consent of GE CAPITAL. No such assignment by RTI shall operate to release RTI from liability under the terms of this Agreement.

         6. Default by SRG. RTI hereby  agrees to deliver  written  notice to GE
CAPITAL of any default by SRG under any Sublease, which written notice shall describe each alleged default of SRG which RTI intends to enforce against SRG. Notwithstanding any such default by SRG, RTI shall not terminate the applicable Sublease if GE CAPITAL, within ninety (90) days after its receipt of written notice of such default, either (a) cures or causes such default to be cured or
(b) delivers written notice to RTI of GE CAPITAL's intention to acquire the interest of SRG under such Sublease by Foreclosure (as defined in Section 7 below). If GE CAPITAL delivers the written notice described in subpart (b) of the immediately preceding sentence with respect to any Sublease, GE CAPITAL shall pay all Monetary Obligations of SRG under such Sublease which first arise or accrue ninety (90) days after the date GE CAPITAL receives the notice of default from RTI which is applicable to such Sublease.

         7. Acquisition of Property by GE CAPITAL. If GE CAPITAL forecloses upon any of the Mortgages, or if any Sublease shall be assigned in lieu of foreclosure (such foreclosure or assignment in lieu thereof being collectively called a "Foreclosure"), then the Sublease shall, at the option of GE CAPITAL or the third party who acquires the Leased Site at a Foreclosure (GE CAPITAL and any such third party being collectively called the "Successor Owner"), continue as a direct sublease between RTI and the Successor Owner. RTI hereby consents to the assignment by SRG of its rights under the Subleases to GE CAPITAL, any designee of GE CAPITAL and any Successor Owner.

         8. No Liability. In the event the Successor Owner acquires the interest of SRG under any Sublease, the Successor Owner shall not be:

                  (a)      liable or responsible for any act or omission of SRG;

                  (b) subject to any claims or defenses which RTI might have against SRG;

                  (c) liable or responsible for any default by SRG under the Lease or obligated to cure any prior default by SRG under the Sublease (including, without limitation, any failure by SRG to pay rent or other amounts which have become due under such Sublease with respect to the ninety (90) day period after GE CAPITAL receives the written notice of default described in Section 6 above);

                  (d) liable or responsible for any agreement of SRG to indemnify or defend RTI, or to reimburse RTI for any sums expended by RTI; or
                  (e) bound by any amendment to the Sublease not approved by GE CAPITAL in writing.

         9. New Lease. In the event of the termination of any Sublease (including, without limitation, any termination pursuant to the Federal Bankruptcy Code), (i) GE CAPITAL shall have the right, subject to any consent of RTI's landlord under the related Lease and if such Lease is still in effect, to request that RTI enter into a new sublease agreement with GE CAPITAL or its designee within forty-five (45) days after the date on which GE CAPITAL receives written notice of the termination of such Sublease, and (ii) RTI and GE CAPITAL (or its designee) shall enter into such new sublease agreement on the same terms and conditions as the Sublease, as modified by this Agreement, within thirty
(30) days after RTI receives GE CAPITAL's request. GE CAPITAL shall be responsible, at its cost and expense, to secure any necessary consent of RTI's landlord under the related Lease.

         10.      Waiver of Liens.
                  ---------------

                  (a) RTI hereby waives and relinquishes in favor of GE CAPITAL, its successors and assigns, for the term of the Loans or until the Loans are otherwise satisfied (as evidenced by a written acknowledgment delivered by GE CAPITAL to RTI, which acknowledgment shall not be unreasonably withheld), all rights and demands of every kind against the Personal Property including, but not limited to, the right of foreclosure, levy, execution, sale and distraint for rent and all other rights arising under real property law or by contract which RTI now has or may hereafter acquire with respect to the Personal Property.

                  (b) RTI hereby agrees that the Personal Property shall not constitute fixtures and may be removed by GE CAPITAL from the Leased Sites at any time, subject to the terms and conditions of the applicable Lease. Without limitation of the foregoing, in the event of any termination of any Sublease, GE CAPITAL shall have the right, subject to the terms and conditions of the applicable Lease, to remove the Personal Property from the applicable Leased Site for a period of sixty (60) days after GE CAPITAL receives written notice of such termination.

         11.      Liquidated Damages.
                  ------------------

                  (a) Notwithstanding anything contained herein to the contrary, in the event any of the Leases or Subleases is terminated as a result of any RTI Event (as such term is hereinafter defined), then RTI shall pay to GE CAPITAL, within ten (10) days after the date on which the Lease or Sublease is terminated, as liquidated damages and not as a penalty, the Lease Termination Payment (as hereinafter defined). The "Lease Termination Payment" for any Leased Site shall be determined by dividing the Cash Flow of SRG from the applicable Leased Site for the twelve (12) month period immediately preceding the date of termination of the Lease or Sublease by the total, consolidated Cash Flow of SRG for the same period, and multiplying the result by the then-current unpaid principal balance of the Loans. "Cash Flow" of SRG shall be determined as provided in the Loan Agreement. Notwithstanding the foregoing, the Lease Termination Payment shall not be payable as the result of the termination of any Lease or Sublease if, after deducting the Cash Flow of SRG from the applicable Leased Site for the twelve (12) month period immediately preceding the date of the termination, SRG is not in violation of either Section 2(a)(ii) or Section 2(b)(ii) of the Loan Agreement. RTI and GE CAPITAL acknowledge and agree that the Lease Termination Payment is a fair and reasonable estimate of the amount of damages to be incurred by GE CAPITAL in the event any of the Leases or Subleases are terminated.

                  (b) For the purpose of Section 11(a), an "RTI Event" shall mean any of the following:

                           (i)      The failure of RTI to pay any of the
Monetary Obligations or to perform any of the Nonmonetary Obligations, subject to Section 1(b) above;

                           (ii)     Any breach by RTI of any of its covenants or
 obligations under this Agreement;

                           (iii)    Any misrepresentation or breach of warranty
by RTI under this Agreement; or

                           (iv)     The failure by RTI to obtain the consent of
any landlord to a Sublease.

                  (c) Any Lease Termination Payment paid by RTI pursuant to this
Section 11 shall be applied by GE CAPITAL, without payment of any prepayment premium, to reduce the unpaid principal balance of the Loans.

                  (d) In the event RTI is obligated to pay a Lease Termination Payment pursuant to this Section 11 and RTI is simultaneously obligated to pay an amount to GE CAPITAL with respect to the same Leased Site pursuant to that certain Agreement Regarding Collateral (herein so called) dated of even date herewith between RTI and GE CAPITAL, RTI shall only be obligated to pay the greater of the two (2) amounts. In addition, any payment by RTI of the entire amount of its obligations with respect to a Leased Site pursuant to the Agreement Regarding Collateral shall release RTI from further liability with respect to such Leased Site under this Agreement, but not from liability with respect to the remainder of the Leased Sites.

         12. Notices. All notices be given under this Agreement shall be in writing and shall be deemed given and received (a) upon receipt if given by hand delivery, (b) two (2) business days after deposit in the U.S. Mail with first class postage prepaid and certified with return receipt requested, or (c) one
(1) business day after delivery to a recognized overnight courier for next day, priority overnight delivery. The respective addresses for RTI and Lender are as follows:

         RTI:                       Ruby Tuesday, Inc.
                                    150 West Church Avenue
                                    Maryville, Tennessee 37801
                                    Attn: Chief Financial Officer

         Lender:                    General Electric Capital Business Asset
                                    Funding Corporation
                                    10900 N.E. 4th, Suite 500
                                    Bellevue, Washington  98004
                                    Attn: Franchise Finance Department

         The address to which any notice or other writing must be sent to either party hereto may be changed upon written notice given by such party as provided in this Section 12.

         13. Conflict. In the event of any conflict between the terms of this Agreement and any of the terms of the Lease, the terms of this Agreement shall govern and control.

         14. Illegal or Invalid Provisions. If any term or provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining terms and provisions of this Agreement shall not be affected thereby, and in lieu of such illegal, invalid or unenforceable term or provision there shall be added automatically to this Agreement a legal, valid and enforceable term or provision as similar as possible to the term or provision declared illegal, invalid, and unenforceable.

         15. Governing Law. This Agreement and all of the transactions contemplated herein shall be governed by and construed in accordance with the laws of the State of Washington.

         16. Successors and Assigns. This Agreement shall be binding upon RTI and each of its respective successors and assigns and shall inure to the benefit of GE CAPITAL and each of its successors, assigns and transferees.

         17. Consideration. RTI acknowledges that the Loans by GE CAPITAL to SRG will benefit RTI and therefore, that RTI has received good and valuable consideration for the execution and delivery of this Agreement.

                                      RTI:

                                      RUBY TUESDAY, INC.,
                                      a Georgia corporation


                                      By:  /s/ J. Russell Mothershed
                                      Print:   J. Russell Mothershed
                                      Its:     Senior Vice President




                                      GE CAPITAL:

                                      GENERAL ELECTRIC CAPITAL BUSINESS ASSET
                                      FUNDING CORPORATION,
                                      a Delaware corporation


                                      By:  /s/ Dawn Peretti
                                      Print:   Dawn Peretti
                                      Its:     Vice President

                                      GENERAL ELECTRIC CAPITAL BUSINESS ASSET
                                      FUNDING CORPORATION OF ARKANSAS,
                                      a Delaware corporation


                                      By: /s/ Dawn Peretti
                                      Print:  Dawn Peretti
                                      Its:    Vice President

                         AGREEMENT REGARDING COLLATERAL


         THIS AGREEMENT REGARDING COLLATERAL (this "Agreement") dated as of November 20, 2000, is made and executed by and between GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION and GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION OF ARKANSAS, each a Delaware corporation (collectively, "GE CAPITAL"), and RUBY TUESDAY, INC., a Georgia corporation ("RTI") and SPECIALTY RESTAURANT GROUP, LLC, a Delaware limited liability company ("SRG").

                                R E C I T A L S:

         A. Concurrently herewith, GE CAPITAL is extending three (3) loans (the "Loans") to SRG in order to facilitate the acquisition by SRG of sixty-nine (69) restaurant properties from RTI (individually, a "Property" and collectively, the "Properties"). The Loans are to be secured by, among other things, first lien deeds of trust and mortgages covering all fee simple and ground leased real property interests to be acquired by SRG from RTI and first and prior perfected security interests covering all personal property to be acquired by SRG from RTI (such real and personal property is collectively called the "Collateral").

         B. SRG has failed to satisfy all of the conditions precedent of GE CAPITAL to the funding of the Loans.

         C. In order to induce GE CAPITAL to extend the Loans to SRG notwithstanding the failure of SRG to satisfy all of GE CAPITAL's conditions with respect to the Collateral, SRG and RTI have agreed to execute and deliver this Agreement.

         NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GE CAPITAL, SRG and RTI hereby agree as follows:

         1. Collateral Deficiencies. GE CAPITAL and RTI each hereby acknowledge and agree that the list attached hereto as Exhibit "A" and made a part hereof for all purposes (the "Collateral Deficiency List") describes each of the items required by GE CAPITAL which SRG has failed to deliver (or has not delivered in a condition reasonably satisfactory to GE CAPITAL) as the date of this Agreement. RTI agrees to diligently attempt to satisfy and deliver all of the items set forth on the Collateral Deficiency List until and including February 28, 2001 (such date being called the "Deficiency Determination Date"). GE CAPITAL shall not unreasonably withhold or delay its approval of any item described on the Collateral Deficiency List which is delivered by RTI to GE CAPITAL after the date hereof.

         2.       Failure to Satisfy Collateral Deficiencies.
                  ------------------------------------------

                  (a) In the event that on the Deficiency Determination Date, RTI has not delivered or satisfied all of the items on the Collateral Deficiency List to the reasonable satisfaction of GE CAPITAL, then within ten (10) days after GE CAPITAL delivers written notice to RTI and SRG of the occurrence of an "Acceleration Event", RTI shall pay to GE CAPITAL, for each of the Properties which have one (1) or more items on the Collateral Deficiency List on the Deficiency Determination Date (such Properties being called the "Deficiency Properties"), the amount for each of the Deficiency Properties which is described on Exhibit "B" attached hereto (each such amount being called a "Deficiency Payment"). For the purpose of this Agreement, an "Acceleration Event" shall mean and refer to the acceleration by GE CAPITAL of the maturity of one (1) or more of the Loans as a result of a default by SRG. No Deficiency Payment shall be due with respect to any Deficiency Property which is not shown on Exhibit "B" attached hereto.

                  (b) Notwithstanding Section 2(a) above, for any of the Deficiency Properties which are designated as "No Mortgage" on Exhibit "A", if GE CAPITAL does not receive a valid, first lien deed of trust, mortgage or similar instrument covering each of such Deficiency Properties along with mortgagee policies of title insurance in form acceptable to GE CAPITAL prior to the date GE CAPITAL delivers written notice of the occurrence of an Acceleration Event to RTI and SRG, then the Deficiency Payment for each such Deficiency Property shall be increased by multiplying the amount set forth on Exhibit "B" by 1.25.

                  (c) Notwithstanding Section 2(a) above, with respect to the Deficiency Properties which are designated as Store Nos. 3406, 3979, 3477, and 4171, if on the date GE CAPITAL delivers written notice of the occurrence of an Acceleration Event to RTI and SRG, the sole remaining item on the Collateral Deficiency List for any of such Deficiency Properties is "need to amend use restriction", then the Deficiency Payment for such Deficiency Property shall be reduced by multiplying the amount set forth on Exhibit "B" by .50.

         3. Conveyance of Properties. Upon receipt by GE CAPITAL of a Deficiency Payment with respect to any of the Deficiency Properties, GE CAPITAL shall assign all of its right, title and interest in and to such Deficiency Property to RTI or RTI's designee. GE CAPITAL further agrees that upon GE CAPITAL's acquisition of SRG's interest in the trade and service marks described on Exhibit "C" attached hereto (collectively, the "Trade Marks"), GE CAPITAL shall grant to RTI a paid up, royalty-free license to use the Trade Marks which are necessary for RTI to operate a restaurant at each of the Deficiency Properties. SRG agrees that on demand by RTI after the payment by RTI of a Deficiency Payment, SRG shall assign to RTI all of its right, title and interest in and to the Deficiency Property with respect to which such Deficiency Payment was paid to GE CAPITAL and in the event SRG is the owner of any of the Trade Marks, SRG shall grant to RTI a paid up, royalty-free license to use the Trade Marks for the operation of a restaurant at each such Deficiency Property.

         4. Limitation. In the event RTI is obligated to pay any Deficiency Payment and RTI is simultaneously obligated to pay an amount to GE CAPITAL with respect to the same Property pursuant to that certain Master Agreement and Indemnity Regarding Leases and Subleases dated of even date herewith, executed by RTI in favor of GE CAPITAL (the "Master Agreement"), RTI shall only be obligated to pay the greater of the two (2) amounts. In addition, if RTI pays any amount with respect to a Deficiency Property pursuant to the terms of the Master Agreement prior to the date a Deficiency Payment becomes due with respect to such Deficiency Property, RTI shall not thereafter be obligated to pay a Deficiency Payment with respect to such Deficiency Property pursuant to the terms of this Agreement.

         5. Reimbursement by GE CAPITAL. In the event GE CAPITAL at any time has received, as a result of the exercise of its rights and remedies against the Collateral and the payment by RTI of the RTI Payments (as hereinafter defined), an amount in excess of the entire principal balance of the Loans, all accrued interest thereon, all prepayment premiums (if any) and all costs, fees and expenses paid or incurred by GE CAPITAL and secured by the Loan Documents or which are to be reimbursed to GE CAPITAL pursuant to the terms of the Loan Documents (including, without limitation, attorneys' fees and court costs), then GE CAPITAL shall pay to RTI the amount of such excess up to (but not exceeding) the amount of the RTI Payments. The term "RTI Payments" shall mean any Deficiency Payments and any amounts paid by RTI to GE CAPITAL pursuant to the Master Agreement.

         6. Approvals After Deficiency Determination Date. Notwithstanding anything contained in Sections 1 or 2 above, in the event RTI satisfies or delivers all of the items set forth on the Collateral Deficiency List with respect to a Deficiency Property and in accordance with Section 1 above after the Deficiency Determination Date, but prior to the occurrence of an Acceleration Event, GE CAPITAL agrees that such Property shall not thereafter be a Deficiency Property for the purpose of this Agreement and that no Deficiency Payment shall be payable with respect to such Property.

         7. Notices. All notices be given under this Agreement shall be in writing and shall be deemed given and received (a) upon receipt if given by hand delivery, (b) two (2) business days after deposit in the U.S. Mail with first class postage prepaid and certified with return receipt requested, or (c) one
(1) business day after delivery to a recognized overnight courier for next day, priority overnight delivery. The respective addresses for RTI and GE CAPITAL are as follows:

         RTI:                       Ruby Tuesday, Inc.
                                    150 West Church Avenue
                                    Maryville, Tennessee 37801
                                    Attn: Chief Financial Officer

         GE CAPITAL:                General Electric Capital Business Asset
                                    Funding Corporation
                                    10900 N.E. 4th, Suite 500
                                    Bellevue, Washington  98004
                                    Attn: Franchise Finance Department

         The address to which any notice or other writing must be sent to either party hereto may be changed upon written notice given by such party as provided in this Section 7.

         8. Illegal or Invalid Provisions. If any term or provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining terms and provisions of this Agreement shall not be affected thereby, and in lieu of such illegal, invalid or unenforceable term or provision there shall be added automatically to this Agreement a legal, valid and enforceable term or provision as similar as possible to the term or provision declared illegal, invalid, and unenforceable.

         9.       Governing  Law.  This Agreement and  all of  the  transactions
                  --------------
contemplated herein shall begoverned by and construed in accordance with the laws of the State of Washington.

         10.      Successors and Assigns.  This  Agreement  shall be binding
                  ----------------------
upon and shall inure to the benefit of the parties hereto and each of their respective successors and assigns.

         11.      Consideration.  RTI acknowledges that the Loans by GE  CAPITAL
                  -------------
to SRG will benefit RTI and therefore, that RTI has received good and valuable consideration for the execution and delivery of this Agreement.

         12. Attorneys' Fees. SRG agrees to reimburse GE CAPITAL for all reasonable attorneys' fees and expenses incurred by GE CAPITAL in connection with this Agreement after the date hereof. SRG further acknowledges and agrees that such attorneys' fees and expenses can be paid from the deposit which SRG has previously delivered to GE CAPITAL in connection with the Loans and that fifty percent (50%) of such deposit shall not be refunded to SRG until after the Deficiency Determination Date.

                                      RTI:

                                      RUBY TUESDAY, INC.,
                                      a Georgia corporation


                                      By:  /s/ J. Russell Mothershed
                                      Print:   J. Russell Mothershed
                                      Its:     Senior Vice President




                                      GE CAPITAL:

                                      GENERAL ELECTRIC CAPITAL BUSINESS ASSET
                                      FUNDING CORPORATION,
                                      a Delaware corporation


                                      By:  /s/ Dawn Peretti
                                      Print:   Dawn Peretti
                                      Its:     Vice President

                                      GENERAL ELECTRIC CAPITAL BUSINESS ASSET
                                      FUNDING CORPORATION OF ARKANSAS,
                                      a Delaware corporation


                                      By:  /s/ Dawn Peretti
                                      Print: Dawn Peretti
                                      Its:   Vice President

                                      SRG:

                                      SPECIALTY RESTAURANT GROUP, LLC,
                                      a Delaware limited liability company


                                      By:  /s/ James H. CarMichael
                                      James H. CarMichael
                                      President and Chief Executive Officer

                                               Loan Nos. 001-00066876-001,
                                               00066876-002 and 001-00066876-003


                          DEBT SUBORDINATION AGREEMENT


         THIS  DEBT  SUBORDINATION  AGREEMENT  (this  "Agreement")  dated  as of
November 20, 2000 is made by RUBY TUESDAY, INC., a Georgia corporation ("Creditor"), SPECIALTY RESTAURANT GROUP, LLC, a Delaware limited liability company ("Borrower"), and GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION and GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION OF ARKANSAS, each a Delaware corporation (collectively, "GE CAPITAL").

                                R E C I T A L S:

         A. GE CAPITAL has agreed to extend three (3) loans (collectively, the "Loans") to Borrower in the aggregate principal amount of $30,000,000.00 in connection with Borrower's acquisition of certain restaurants from Creditor pursuant to that certain Agreement and Plan of Merger dated as of October 4, 2000, as amended (the "Merger Agreement"), to be evidenced and secured by various documents and instruments executed by Borrower in favor of GE CAPITAL (collectively called the "Loan Documents"). The Loan Documents include, without limitation, a certain Loan Agreement (herein so called) dated of even date herewith between Borrower and GE CAPITAL.

         B. In connection with the Merger Agreement, Creditor is currently owed certain indebtedness for borrowed money by Borrower (the "Current Debt"). The Current Debt is evidenced by a certain promissory note dated of even date herewith (the "Subordinate Note") executed by Borrower in favor of Creditor. The Current Debt is secured solely by the Pledge Agreement (the "Pledge Agreement") dated of even date herewith, executed by each of the members of Borrower in favor of Creditor.

         C. In addition to the Current Debt, Creditor may from time to time hereafter be owed certain additional indebtedness by Borrower (the "Future Debt") (the Current Debt and the Future Debt are sometimes collectively called the "Debt").

         D. As a material inducement to GE CAPITAL to extend the Loans to Borrower, Creditor has agreed to execute and deliver this Agreement to GE CAPITAL.

         NOW THEREFORE, in consideration of the premises and in order to induce GE CAPITAL to extend the Loans to Borrower, the parties hereto do hereby agree as follows:

         1. Agreement to Subordinate. Creditor and Borrower each agree that the Debt is, and shall continue to be, subordinate in right of payment to the prior payment in full of all indebtedness and obligations (whether direct or contingent) of Borrower to GE CAPITAL under or with respect to the Loans, and whether such indebtedness or obligations consist of principal, interest, fees, or expenses (all indebtedness and obligations of Borrower to GE CAPITAL under or with respect to the Loans are collectively called the "Obligations"). However, until (a) either (i) a Default (as such term is hereinafter defined) occurs or
(ii) GE CAPITAL declares the entire unpaid balance of one (1) or both of the Loans immediately due and payable (the events described in (a)(i) and (a)(ii) being called "Subordination Events"), and (b) GE CAPITAL has delivered written notice to Creditor as provided in Section 2 below, Creditor shall be entitled to receive payments on the Debt in the normal course of Borrower's business and after all payments which are due on the Obligations at the time of such payments are paid by Borrower to GE CAPITAL. For the purpose of this Agreement, a Default shall mean (x) the occurrence of a default by Borrower in any of its monetary obligations under the Loan Documents (including, without limitation, any failure by Borrower to pay installments of principal and interest to GE CAPITAL in accordance with the terms of the Loan Documents, any failure by Borrower to pay any insurance premiums required by the Loan Documents to be paid by Borrower and any failure of Borrower to pay any taxes required by the Loan Documents to be paid by Borrower), or (y) the occurrence of any default under Section 2 of the Loan Agreement.

         2. No Payment on the Subordinated Debt. Subject to the rights of Creditor set forth in Section 3(c) below, Creditor agrees, following Creditor's receipt of written notice of the occurrence of a Subordination Event, not to ask, demand, sue for, take, or receive from Borrower, directly or indirectly, in cash or other property, by set-off or in any other manner, payment of all, or any part of, the Debt unless and until either (a) the Obligations shall have been paid in full, or (b) GE CAPITAL delivers written notice to Creditor stating that such Subordination Event has been cured to the satisfaction of GE CAPITAL. Any written notice of a Subordination Event delivered by GE CAPITAL to Creditor shall include a copy of any notice of default delivered by GE CAPITAL to Borrower in connection with such Subordination Event.

         3.       In Furtherance of Subordination.  Creditor further agrees as follows:
                  -------------------------------

                  (a) Upon any distribution of all, or any part of, the assets of Borrower to creditors of Borrower upon the dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief, or composition of Borrower or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief, or similar proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of Borrower or otherwise, any payments or distributions of any kind (whether in cash, property, or securities), which otherwise would be payable or deliverable upon or with respect to the Debt shall be paid or delivered directly to GE CAPITAL for application to, or as collateral (in the case of noncash property or securities) for, the payment of the Obligations until the Obligations shall have been paid in full.

                  (b) All payments or distributions upon, or with respect to, the Debt which are received by Creditor after GE CAPITAL delivers written notice to Creditor of the occurrence of a Subordination Event, but prior to the payment in full of all of the Obligations or other satisfaction of the Obligations in the manner described in Section 13 below, shall be received in trust for the benefit of GE CAPITAL, and shall be forthwith paid over to GE CAPITAL in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to, or held as collateral (in the case of noncash property or securities) for, the payment of the Obligations.

                  (c) Creditor shall be entitled to enforce payment of the Debt against Borrower as long as no such action by Creditor causes a Default to occur. In addition, Creditor shall be entitled to exercise its rights under the Pledge Agreement to acquire the membership interests in Borrower without the prior written consent of GE CAPITAL.

                  (d) Creditor shall deliver to GE CAPITAL copies of all notices given by Creditor under the Pledge Agreement concurrently with the delivery of such notices to the pledgors thereunder.

                  (e) From time to time upon each request by GE CAPITAL (made no more frequently than two (2) times each calendar year unless a Subordination Event has occurred and is continuing), Creditor shall deliver to GE CAPITAL written notice of the then-current amount of the Debt and evidence acceptable to GE CAPITAL of Creditor's compliance with this Agreement. Nothing in this Section 3(e) shall limit the obligations of Borrower pursuant to Section 4 of the Loan Agreement.

                  (f) Without the prior written consent of GE CAPITAL, Creditor shall not ask for, demand or accept any collateral or security for the Current Debt other than the pledge of the member interests in Borrower by all members of Borrower pursuant to the Pledge Agreement.

         4. Rights of Subrogation. Creditor agrees that no payment or distribution to GE CAPITAL pursuant to the provisions of this Agreement shall entitle Creditor to exercise any rights of subrogation in respect thereof until the Obligations shall have been paid in full or otherwise satisfied (in the manner provided in Section 13 below), whereupon Creditor shall be subrogated to the rights of GE CAPITAL to the fullest extent provided by law or in equity.

         5.       No Change in or  Disposition  of Debt. Creditor will not sell,
                  -------------------------------------
assign, pledge, encumber, or otherwise dispose of any of the Debt unless such sale, assignment, pledge, encumbrance, or disposition is made expressly subject to this Agreement.

         6.       Agreement by Borrower.  Borrower agrees  that it will not make
                  -----------------------
any payment of any of the Debt, or take any other action, in contravention of the provisions of this Agreement.

         7.       Obligations Hereunder Not Affected.
                  ----------------------------------

                  (a) All rights and interests of GE CAPITAL hereunder,  and all
         agreements  and   obligations  of  Creditor  and  Borrower  under  this
         Agreement, shall remain in full force and effect irrespective of:

                           (1) any lack of validity or enforceability of the Loan Documents, or any other agreement or instrument relating thereto;
                           (2) any  change  in the  time,  manner,  or  place of
                  payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Loan Documents;

                           (3) any exchange, release, or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, of or for all or any of the Obligations;

                           (4) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower or Creditor;

                           (5) any assignment, endorsement, or transfer, in whole or in part, of the Obligations, although made without notice to, or the consent of, Creditor or Borrower, or any other party;

                           (6) any extension of the time for payment or performance of all or any portion of the Obligations; or

                           (7) the operation of law or any other cause,  whether
                  similar or dissimilar to the foregoing, or any adjustment, indulgence, forbearance or compromise that may be granted or given by GE CAPITAL to any party, or the failure by GE CAPITAL to file or enforce a claim against Borrower, or any impairment, modification, change, release, or limitation of liability of, or stay of action or lien enforcement proceeding against, Borrower or its properties, or its estate in bankruptcy resulting from the operation of any present or future provision of the Federal Bankruptcy Code or any other similar federal or state statute;

         it being the intention of the parties hereto that this Agreement shall remain in full force and effect notwithstanding any act, omission, or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Creditor or Borrower from the provisions hereof.

                  (b) This Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by GE CAPITAL upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, as though such payment had not been made.

         8.       Waiver.
                  ------

                  (a) Creditor and Borrower each hereby waive: (1) promptness, diligence, notice of acceptance, and any other notice with respect to any of the Obligations and this Agreement (except for notices expressly provided for either in the Loan Documents or in this Agreement); (2) any requirement that GE CAPITAL protect, secure, perfect, or insure any security interest or lien or any property subject to the Loan Documents or exhaust any right or take any action against Borrower, or any other person or entity or any collateral; and (3) any right of Creditor to require GE CAPITAL to marshal the assets of Borrower.
                  (b) To the fullest extent permitted by law, Creditor and Borrower hereby irrevocably and unconditionally waive and release for the benefit of GE CAPITAL: (1) all benefits that might accrue to any of them by virtue of any present or future law exempting the properties of Borrower from attachment, levy, or sale and execution by GE CAPITAL or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment in any enforcement action by GE CAPITAL; (2) all notices of any event of default under the Loan Documents or of GE CAPITAL's election to exercise or its actual exercise of any right, remedy or recourse available to it with respect to the Obligations (except for notices expressly provided for herein); and (3) any right to a sale in inverse order of alienation.

         9. Representations of Creditor. Creditor represents and warrants to GE CAPITAL that (a) the original principal balance of the Current Debt is $28,753,428.00, (b) the Current Debt is evidenced solely by the Subordinate
Note, (c) the Current Debt is secured solely by a pledge of the membership interests of Borrower pursuant to the Pledge Agreement, and (d) true, correct and complete copies of the Subordinate Note and the Pledge Agreement are attached hereto as Exhibit "A".

         10. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Creditor or Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Creditor, Borrower and GE CAPITAL, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Borrower and GE CAPITAL each agree that they shall not amend Section 2 of the Loan Agreement in a manner which increases Borrower's obligations thereunder without the prior written consent of Creditor.

         11. Addresses for Notices. All notices, requests and other communications to either party hereunder shall be in writing and shall be given to such party at its address set forth below or at such other address as such party may hereafter specify for the purpose of notice to Creditor, Borrower, or GE CAPITAL. Each such notice, request or other communication shall be effective
(a) if given by mail, five (5) business days after such notice is deposited in the United States Mail (or when actually received by the addressee, if earlier) with first class postage prepaid, addressed as aforesaid, provided that such mailing is by registered or certified mail, return receipt requested, (b) if given by overnight delivery, one (1) business day after it is deposited with a nationally recognized overnight delivery service such as Federal Express or Airborne with next day delivery charges prepaid, addressed as provided below, or
(c) if given by any other means, when delivered at the address specified in this
Section 11.

         If to Creditor:               Ruby Tuesday, Inc.
                                       Attn:  Chief Financial Officer
                                       150 West Church Avenue
                                       Maryville, Tennessee 37801

         If to Borrower:               Specialty Restaurant Group, LLC
                                       150 West Church Avenue
                                       Maryville, Tennessee   37801
                                       Attn:  President

         If to GE CAPITAL:             General Electric Capital Business Asset
                                       Funding Corporation
                                       10900 NE 4th, Suite 500
                                       Bellevue, Washington  98004
                                       Attn:  Franchise Finance Department

         12. No Waiver; Remedies. No failure on the part of GE CAPITAL or Creditor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         13. Continuing and Binding Agreement. This Agreement is a continuing agreement and shall: (a) remain in full force and effect until the Obligations shall have been paid in full or until GE CAPITAL acknowledges in a written notice delivered to Creditor that the Obligations have been otherwise satisfied (which acknowledgment shall not be unreasonably withheld or delayed); (b) be binding upon GE CAPITAL, Creditor, Borrower and their respective heirs, successors and assigns; and (c) inure to the benefit of and be enforceable by GE CAPITAL, Creditor and Borrower and their respective heirs, successors, transferees, and assigns.

         14.      Limitation on Future Debt.
                  -------------------------

                  (a) Notwithstanding anything contained herein to the contrary, the Future Debt shall not include payments by, or obligations of, Borrower to Creditor which are not in the nature of the repayment of a loan or advance made subsequent to the date hereof by Creditor to Borrower including, without limitation, payments or obligations of Borrower to Creditor (i) under any lease or sublease agreement pursuant to which Creditor leases or subleases real or personal property to Borrower, (ii) under the Support Services Agreement, Option Agreement, Nonsolicitation Agreement, Intellectual Property Agreement, or the Defense and Indemnity Agreement, each between Borrower and Creditor and each dated of even date herewith, (iii) under the Participation and Operating
Agreement of Borrower should Creditor acquire member interests of Borrower pursuant to such Option Agreement, or (iv) pursuant to the Merger Agreement (except the Subordinated Note and the Pledge Agreement).

                  (b) In the event any Future Debt is secured by real or personal property of Borrower, other than real or personal property which secures the payment of the Loans (such real or personal property being called the "Collateral"), Creditor shall have the right to enforce its rights and remedies against the Collateral without the prior written consent of GE CAPITAL. In the event any deficiency obligation remains owing to Creditor after the enforcement of its rights and remedies against the Collateral, such deficiency obligation shall be considered part of the Debt for the purposes of this Agreement. If any excess proceeds are available after the exercise of Creditor's rights and remedies against the Collateral, and if Creditor has received written notice of the occurrence of a Subordination Event, such excess proceeds shall be paid to GE CAPITAL.

         15. Payments by Borrower. In the event Creditor is obligated to make any payment to Borrower at any time after Creditor has received written notice of the occurrence of a Subordination Event, Creditor agrees that such payment, and all future payments due from Creditor to Borrower, shall be paid to GE CAPITAL until either (a) the Obligations are paid in full or otherwise satisfied in the manner described in Section 13 hereof or (b) GE CAPITAL delivers written notice to Creditor stating that such Subordination Event has been cured to the satisfaction of GE CAPITAL. Creditor shall not be liable to Borrower for any payments actually paid by Creditor to GE CAPITAL pursuant to this Section 15.

         16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington.

                                             [SIGNATURE PAGES FOLLOW]


         IN WITNESS WHEREOF, the parties hereto each have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    CREDITOR:

                                    RUBY TUESDAY, INC.,
                                    a Georgia corporation


                                    By:  /s/ J. Russell Mothershed
                                    Print:   J. Russell Mothershed
                                    Its:     Senior Vice President

                                    BORROWER:

                                    SPECIALTY RESTAURANT GROUP, LLC,
                                    a Delaware limited liability company


                                    By:  /s/ James H. CarMichael
                                    James H. CarMichael,
                                    President and Chief Executive Officer

                                    GE CAPITAL:

                                    GENERAL ELECTRIC CAPITAL BUSINESS ASSET
                                    FUNDING CORPORATION,
                                    a Delaware corporation


                                    By:   /s/Dawn Peretti
                                    Print:   Dawn Peretti
                                    Its:  Vice President

                                    GENERAL ELECTRIC CAPITAL BUSINESS ASSET
                                    FUNDING CORPORATION OF ARKANSAS,
                                    a Delaware corporation


                                    By:   /s/Dawn Peretti
                                    Print:   Dawn Peretti
                                    Its:  Vice President

                                    AGREEMENT


         THIS AGREEMENT (this "Agreement"), dated as of November 20, 2000, is made by and between RUBY TUESDAY, INC., a Georgia corporation ("RTI") and JAMES CARMICHAEL, an individual residing in the State of Tennessee ("CarMichael").

                                    RECITALS:

A. RTI, Specialty Restaurant Group, LLC, a Delaware limited liability company ("Borrower") and Tia's, LLC, a Delaware limited liability company ("Tia's") and wholly-owned subsidiary of RTI, entered into that certain Agreement and Plan of Merger dated as of October 4, 2000, as amended, (the "Merger Agreement"), pursuant to which Tia's is to be merged with and into Borrower, effective as of the date hereof.

B. Pursuant to the Merger Agreement, RTI agreed to provide seller financing in the amount of $28,753,428, in exchange for Borrower's secured promissory note and certain other promises and covenants of Borrower.

C. GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION, a Delaware corporation, and GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION OF ARKANSAS, each a Delaware corporation (collectively "GE Capital") has agreed to extend three (3) loans (the "Loans") to Borrower in the aggregate principal amount of $30,000,000 in connection with Borrower's merger with Tia's pursuant to the Merger Agreement, to be evidenced and secured by various documents and instruments executed by Borrower in favor of GE Capital (such documents collectively being referred to as the "Loan Documents").

D. As a condition to the consummation of the transactions contemplated by the Merger Agreement, RTI and Borrower have required that CarMichael enter into the Employment Agreement (as defined in the Merger Agreement).

E. As a condition to the extension of the Loans, GE Capital has required that CarMichael guarantee indebtedness evidenced by the Loan Documents pursuant to one (1) or more documents acceptable to GE Capital (collectively the "Guaranty").

F. In order to induce CarMichael to enter into the transactions described above, RTI and CarMichael wish to enter into the covenants and agreements set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce CarMichael to enter into the Guaranty and the Employment Agreement as part of the transactions contemplated by the Merger Agreement, the parties hereto hereby agree as follows:

              1. Foreclosure under Guaranty. If GE Capital commences or completes any foreclosure action in accordance with the terms of the Guaranty, whether judicially or by exercise of a power of sale or by deed in lieu of foreclosure, and if CarMichael's employment pursuant to the Employment Agreement has not (i) been voluntarily terminated by CarMichael or (ii) been terminated by SRG for Cause (as defined in the Employment Agreement), CarMichael will deliver written notice of such foreclosure (the "Foreclosure Notice") to RTI. Said Foreclosure Notice will trigger RTI's responsibilities hereunder. Within thirty
(30) days after receipt of a Foreclosure Notice, RTI shall take the action described in Paragraph 2 hereof. Notwithstanding the foregoing, if the Employment Agreement has been terminated by CarMichael voluntarily or if the Employment Agreement has been terminated for Cause, this Agreement shall terminate immediately upon the occurrence of either such event and shall have no further force and effect.

         2. Payment to GE Capital. Within thirty (30) days after receipt of a Foreclosure Notice, and if the Employment Agreement has not been terminated by CarMichael voluntarily and the Employment Agreement has not been terminated by RTI for Cause, RTI shall pay to GE Capital the sum of Three Hundred Thousand Dollars ($300,000.00)(the "RTI Payment").

              3. Employment/Consulting. A. Upon RTI making the RTI Payment, CarMichael agrees that, if requested by RTI within ninety (90) days following the making of the RTI Payment (the "Request"), CarMichael shall enter into a two
(2) year employment, consulting or similar relationship with RTI pursuant to which CarMichael shall become a full time employee or consultant (or similar arrangement) of RTI in connection with the management and operation of the Tia's Tex-Mex and/or American Cafe restaurants, or such other restaurants as RTI may from time to time designate, at an annual gross salary of $250,000.00. Such employment, consulting or similar arrangement shall contain, without limitation, typical provisions for the reimbursement of ordinary and reasonable business expenses, typical benefits (if an employee), the maintenance of RTI's confidential information and trade secrets, the non-solicitation of RTI employees (during the term of such agreement, employment or other relationship and two (2) years thereafter) and termination for cause.

         B. In the event CarMichael and RTI enter into such employment, consulting or similar relationship and same is not terminated by RTI within such two (2) year period for cause or CarMichael does not resign within such two (2) year period, or if RTI does not make the Request that CarMichael enter into such employment, consulting or similar relationship, RTI's rights to collect the RTI Payment from CarMichael (see paragraph C below) shall be deemed waived and, in addition, RTI shall pay (directly or pursuant to a trust or other mechanism established by RTI) the ordinary and reasonable undergraduate college education expenses (tuition, room, board, fees, books, supplies, and other typical expenses) for each of CarMichael's two (2) minor children with respect to a four-year undergraduate college education, with a maximum RTI liability of $25,000.00 (pre-tax, if any), per year per child and $200,000.00 (pre-tax, if any), in the aggregate (the "College Fund"). Such undergraduate education must be completed by each child by age 25.

         C. Should CarMichael, if requested by RTI, enter into the employment, consulting or similar relationship described above and same is terminated by RTI for cause within such two (2) year period or if CarMichael resigns within such two (2) year period, or if CarMichael refuses to enter into such relationship with RTI following the Request, then CarMichael agrees that RTI shall have no obligation with respect to the College Fund and CarMichael further agrees to repay to RTI, within thirty (30) days following notice by RTI that CarMichael should do so, the amount of the RTI Payment ($300,000.00). In that regard, CarMichael acknowledges and agrees that RTI shall have all rights and remedies, at law or in equity, with respect to the collection of the RTI Payment from CarMichael; provided, that the amount of CarMichael's liability shall be limited to the amount of the RTI Payment ($300,000.00). CarMichael acknowledges and agrees that "cause" shall exist if CarMichael fails to exhibit his best efforts and overall work performance as CarMichael has exhibited while CarMichael was the President/Partner of the American Cafe concept and an employee of RTI, as typically determined by RTI.

              4. Entire Agreement. Except as otherwise expressly provided herein, this Agreement (including the documents and instruments referred to herein) constitutes the entire agreement among the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral, including, without limitation that certain letter dated as of October 4, 2000, between RTI and CarMichael.

              5. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by CarMichael (whether by operation of law or otherwise) without the prior written consent of RTI. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by and upon the parties and their respective successors and permitted assigns. This Agreement, including all of the rights, interests or obligations of RTI hereunder may be assigned by RTI. RTI shall promptly give notice of any such assignment to CarMichael and the other party.

              6. Notices. All notices or other communications that are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

         RTI:                       Ruby Tuesday, Inc.
                                    Attention:  Legal Department
                                    150 West Church Avenue
                                    Maryville, Tennessee 37801
                                    Facsimile No.:  (865) 379-6817

         CarMichael:                Mr. James H. CarMichael
                                    3634 Morning Dew Lane
                                    Friendsville, TN 37737
                                    Facsimile No.:  (865) 995-9998

         with a copy to:            H. Leo Beale II
                                    Kizer and Black, Attorneys
                                    329 Cates Street
                                    Maryville, TN 37801
                                    Facsimile No.: (865) 982-5776

              7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws
                  --------------
of the State of Tennessee without regard to conflict of laws principles.

              8. No Third-Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of the parties hereto and their respective successors or permitted assigns. It is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other person or entity other than a party to this Agreement.

                     9.  Expenses.  In the event of any legal  proceeding in
                         --------
which  enforcement  of this  Agreement
is sought by either party, the losing party agrees to pay to the successful party any reasonable sums, costs and expenses which the successful party may pay or incur with respect to such legal proceeding or any claim, counterclaim or defense made or asserted thereunder, including, but not limited to, court costs, collection charges, reasonable travel expenses, and reasonable attorneys' fees actually incurred.

              10. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which, when taken together, constitute the same instrument.

         IN WITNESS WHEREOF, the parties hereto each have caused this Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

                                  RUBY TUESDAY, INC.


                                  By:   /s/ J. Russell Mothershed____________
                                  Print:    J. Russell Mothershed
                                  Its:      Senior Vice President



                                  /s/ James H. CarMichael--------------------
                                  JAMES CARMICHAEL

                                 PROMISSORY NOTE


$28,753,428.00                                              November 20, 2000

         FOR VALUE RECEIVED, the undersigned, SPECIALTY RESTAURANT GROUP, LLC, a Delaware limited liability company (the "Borrower"), promises to pay to the order of RUBY TUESDAY, INC., a Georgia corporation (herein the "Lender" and, along with each subsequent holder of this Note, referred to as the "Holder"), the principal sum of TWENTY EIGHT MILLION SEVEN HUNDRED FIFTY THREE THOUSAND FOUR HUNDRED TWENTY EIGHT DOLLARS ($28,753,428.00), plus the amount accrued and unpaid thereon pursuant to Paragraphs (i) and (ii) below, with interest on the outstanding principal balance of this Note from the date hereof until fully paid at a simple interest rate of TEN PERCENT (10%) per annum as hereinafter provided.

         This Note shall be payable as follows:

                  (i) From the date hereof, and continuing on the 20th day of each successive month, until the date that occurs three (3) years after the date hereof, Borrower shall make payments of thirty-six (36) consecutive monthly installments of interest accrued and outstanding on the principal amount hereof in the amounts shown on Schedule I hereto and incorporated by reference herein;

                  (ii) Beginning on the date that occurs three (3) years and one
(1) month after the date hereof, and continuing on the 20th day of each successive month, Borrower shall make payments of eighty-four (84) consecutive monthly installments of principal and interest accrued and unpaid thereon in the amounts shown on Schedule II hereto and incorporated by reference herein, including a final payment of all unpaid principal hereof and accrued and unpaid interest hereon being due and payable on November 20, 2010 in the amount shown on such Schedule II;

PROVIDED, HOWEVER, that should all or any part of any payment of principal, interest or other amounts owing and payable hereunder be limited pursuant to that certain Debt Subordination Agreement of even date herewith among Borrower, Lender and GE (hereinafter defined)(the "Debt Subordination Agreement") then the amount of such principal, interest or other amount which is not paid shall be added to, and become a part of, the unpaid principal hereof and shall be paid by Borrower to the Holder when the next monthly payment of interest, or principal and interest, is due hereunder, with priority over the monthly payments described above, to the extent the payment of the total or a portion of such amount (deferred amount plus monthly payment) is permitted pursuant to the Debt Subordination Agreement.

         Interest  shall be  calculated  on the basis of three hundred and sixty
(360) days per year for the actual number of days elapsed.

         This Note is made and delivered by Borrower in favor of and to Lender in connection with the consummation of the transactions contemplated pursuant to that certain Agreement and Plan of Merger among Lender, Borrower and Tia's, LLC dated October 4, 2000, as amended, (the "Merger Agreement") and is a portion of the Merger Consideration as defined therein.

         Upon the occurrence of (a) a failure to pay principal or accrued interest hereunder following five (5) days written notice thereof given by Holder to Borrower or a breach or default by Borrower of any other term or condition hereof; (b) a default or breach by Borrower under, pursuant to, or in connection with, (1) those certain three (3) promissory notes in favor of General Electric Capital Business Asset Funding Corporation or General Electric Capital Business Asset Funding Corporation of Arkansas (collectively "GE") in the aggregate original principal amount of $30,000,000.00 dated of even date herewith (collectively the "Third Party Note"), or any agreement or instrument securing or relating to the performance and payment thereof, including, without limitation, that certain Security Agreement dated of even date herewith executed by Borrower in favor of GE, or other related documents or instruments; (2) any other indebtedness for borrowed money currently owing, or subsequently incurred by Borrower, or any affiliate or subsidiary thereof (the "Other Indebtedness") or any agreement or instrument securing or relating to the performance and payment thereof, or other related documents or instruments (the Third Party Note, the Other Indebtedness and such documents as secure the performance and payment thereof being incorporated herein by this reference); (c) a default or breach by Borrower under any agreement, instrument, document, indenture or collateral instrument between Borrower and Lender, or given by Borrower in favor of Lender, including, without limitation the Merger Agreement and the documents and/or agreements executed and delivered in connection therewith; (d) a default or breach by either party under or pursuant to that certain Employment Agreement between Borrower and James H. CarMichael dated as of the date hereof as in effect on the date hereof, or the termination of such agreement by the "Executive" (as defined in such agreement) or such Executive's resignation of employment with Borrower or the termination or resignation of employment by any successor "Executive" of Borrower; (e) Borrower's or the managers or Borrower failing, refusing or omitting to operate the business and affairs of Borrower in compliance with, or as provided for in, that certain First Amended and Restated Participation and Operating Agreement of Borrower dated as of the date hereof as in effect on the date hereof including, without limitation, Borrower's failure to enforce reasonably and in good faith the terms and conditions of such Employment Agreement; or (f) an event of default occurs under sections 4(c), 7(a)(1), 7(h) or 7(i) of the Pledge Agreement (hereinafter defined), or an event of default occurs by fifty percent (50%) or more of the Pledgors (as defined in the Pledge Agreement) under sections 7(a)(2) and 7(c) through 7(g), inclusive, of the Pledge Agreement, each as described in such Pledge Agreement; subject in each case only to any cure period provided in such promissory note(s) or other documents, instruments, agreements, indentures or collateral instrument, without extension or modification, the Holder shall have the right to declare the unpaid principal of and accrued and unpaid interest on this Note to be forthwith due and payable. If any principal or interest is not paid when due, the Borrower agrees to pay a late charge of five cents ($0.05) for each dollar of each and every monthly installment which is not paid when due, to help defray the added expense incurred by the Holder in handling said delinquent payment, provided that in no event shall such late charge be construed as interest or cause interest to be due or payable hereunder in excess of the maximum interest permitted by applicable law.

         The principal hereof and interest hereon shall be payable in lawful money of the United States of America, at the Lender's principal office at 150 West Church Street, Maryville, Tennessee 37801, or at such other place as the Holder hereof may designate in writing to the Borrower. The Borrower may prepay this Note in full or in part at any time without notice, penalty, prepayment fee, or payment of unearned interest; provided, however, any partial prepayment shall be made in increments of at least $10,000. All payments hereunder received from the Borrower by the Holder shall be applied first to interest to the extent then accrued and then to principal, in inverse order of maturity.

         This Note is secured only by a collateral pledge of the Member Interests (by the members of Borrower) in favor of Lender pursuant to that certain Pledge Agreement of even date herewith granting to the Lender a lien in such Member Interests to which reference is hereby made. Nothing in the Debt Subordination Agreement, including any required deferral of any payments under this Note pursuant to the terms and conditions of the Debt Subordination
Agreement, shall impair Lender's ability to exercise the rights and remedies provided to Lender under or pursuant to the Pledge Agreement.

         All parties liable for the payment of this Note agree to pay the Holder hereof reasonable attorneys' fees, not to exceed ten (10) percent of the principal sum named and, to the extent permitted by law, defined in this Note, for the services of counsel employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal, or otherwise, and to indemnify and hold the Holder harmless against liability for the payment of state intangible, documentary and recording taxes, and other taxes (including interest and penalties, if any) which may be determined to be payable with respect to this transaction.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Borrower or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Holder, in writing, that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Borrower not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under applicable law.

         The remedies of the Holder as provided herein and in any other documents governing or securing repayment hereof shall be cumulative and concurrent and may be pursued singly, successively, or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise.

         No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy, or recourse, shall be effective unless set forth in a written document executed by the Holder, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy, or recourse as to any subsequent event.

         The Borrower and all sureties, endorsers, and guarantors of this Note hereby (a) waive demand, presentment of payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit, and diligence in collecting this Note, or in enforcing any of its rights under any guaranties securing the repayment hereof; (b) agree to any substitution, addition, or release of any collateral or any party or person primarily or secondarily liable hereon; (c) agree that the Holder shall not be required first to institute any suit, or to exhaust his/her, their, or its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal, or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent, or consideration to any of them; and (e) agree that, notwithstanding the occurrence of any of the foregoing (except with the express written release by the Holder or any such person), they shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note.

         Whenever used in this Note, the words "Borrower" and "Holder" shall be deemed to include the Borrower and the Holder named in the opening paragraph of this Note, and their respective heirs, executors, administrators, legal representatives, successors, and assigns. It is expressly understood and agreed that the Holder shall never be construed for any purpose as a partner, joint venturer, co-principal, or associate of the Borrower, or of any person or party claiming by, through, or under the Borrower in the conduct of their respective businesses.

         Time is of the essence to Borrower's performance of this Note.

         Borrower shall have no right of, and shall not, offset against Borrower's obligations under this Note with respect to the amount of any claim against Lender or any Holder, or any obligation of Lender or any Holder, or any affiliate thereof, to Borrower.

         This Note shall be construed and enforced in accordance with the laws of the State of Tennessee.

         The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

         All references herein to any document, instrument, or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time.

         IN  WITNESS  WHEREOF,   the  undersigned  Borrower  has  executed  this
instrument under seal as of the day and year first above written.

                            SPECIALTY RESTAURANT GROUP, LLC


                            By:  /s/James H. CarMichael
                            Name: James H. CarMichael
                            Title: President

                             MEMBER PLEDGE AGREEMENT



         THIS MEMBER PLEDGE AGREEMENT, (the "Pledge Agreement") dated November 20, 2000, made by and among each of the individuals listed on Schedule I hereto (each a "Pledgor"; collectively the "Pledgor's"), Specialty Restaurant Group, LLC, a Delaware limited liability company, having its principal place of business at 150 West Church Avenue, Maryville, Tennessee 37801 (the "Borrower"), and Ruby Tuesday, Inc., a Georgia corporation having its principal place of business at 150 West Church Avenue, Maryville, Tennessee 37801 (together with its successors and assigns, the "Lender").

                               W I T N E S S E T H

         A. WHEREAS, each Pledgor is currently the holder of the percentage of the membership interests of the Borrower reflected on Schedule I hereto;
                                                         ----------

         B. WHEREAS, the Borrower, the Lender and Tia's, LLC, a Delaware limited liability company and wholly-owned subsidiary of Lender, entered into that certain Agreement and Plan of Merger, dated October 4, 2000, as amended (the "Merger Agreement"), pursuant to which Tia's is, as of the date of this Pledge Agreement, being merged with and into the Borrower;

         C. WHEREAS, pursuant to the Merger Agreement, Lender has made a loan (the "Loan") to the Borrower, evidenced by a Promissory Note in the original principal amount of TWENTY EIGHT MILLION SEVEN HUNDRED FIFTY THREE THOUSAND FOUR HUNDRED TWENTY EIGHT DOLLARS ($28,753,428.00) dated as of the date hereof (the "Note");

         D. WHEREAS, as a condition to the Lender extending the Loan to the Borrower, the Lender requires that the Pledgors execute and deliver this Pledge Agreement in order to pledge and grant a perfected security interest in the membership interests in the Borrower owned by each Pledgor to the Lender as security for the performance of the obligations of the Borrower under the Note;

         NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Pledgors hereby agree with the Lender as follows:

         1. Definitions. Unless otherwise defined herein, all capitalized terms used in this Pledge Agreement shall have the meanings ascribed to such terms in the Note.

         2. Pledge. As collateral security for the prompt and complete payment, performance and observance by the Borrower of all obligations under the Note (whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving the Pledgor or the Borrower) and all present and future obligations of the Pledgors under this Pledge Agreement whether at stated maturity, by acceleration or otherwise (all of the foregoing being herein referred to as the "Commitments"), each Pledgor hereby (a) pledges to the Lender, and grants to the Lender a first priority security interest in, and hypothecates to the Lender, the collateral described with respect to such Pledgor in paragraph 3 below (collectively, the "Pledged Collateral"), and (b) assigns and transfers (to the extent assignable) to the Lender, subject to the provisions of paragraph 8 of this Pledge Agreement, all of such Pledgor's rights and interests under the Certificate of Formation of the Borrower and the Amended and Restated Participation and Operating Agreement of the Borrower, dated as of the date hereof, as amended from time to time (the "LLC Agreement") or arising at law in his or her capacity as a member. Notwithstanding the foregoing or any other term, provision or condition contained in this Agreement, the Commitments shall not include and no Pledgor shall incur or be liable for any of the obligations of Borrower under or pursuant to the Note.

         3. Description of Pledged Collateral. The Pledged Collateral is described with respect to each Pledgor as follows and on any of the separate schedules at any time furnished by such Pledgor or the Borrower to the Lender (which schedules are hereby deemed part of this Pledge Agreement):

                  (a) Such Pledgor's existing membership interest and all right, title and interest of such Pledgor as a member and its entire economic interest, now existing or hereafter acquired, in (i) the Borrower, and (ii) all certificates, instruments, securities or other documents evidencing or representing the same (all of the foregoing being hereinafter collectively referred to as the "Pledged Equity Interests");

                  (b) All right, title and interest of such Pledgor in and to all present and future payments, proceeds, distributions, instruments, compensations, properties, assets, interests and rights in connection with or relating to the Pledged Equity Interests, and all monies due or to become due and payable to the Pledgor in connection with or relating to the Pledged Equity Interests or otherwise paid, issued or distributed from time to time in respect thereof or in exchange therefor, all general intangibles, investment property, securities, instruments (as such terms are defined in the Uniform Commercial Code of the relevant jurisdiction (the "UCC")) constituting or relating to the Pledged Equity Interests, and any certificate, instrument or other document evidencing or representing the same (including, without limitation, all proceeds of dissolution or liquidation); and

                  (c) All proceeds of every kind and nature, including proceeds of proceeds, of any and all of the Pledged Equity Interests (including, without limitation, proceeds which constitute property of the type described above) and, to the extent not otherwise included, all money and cash proceeds.

         4.   Delivery of Certificates, Instruments, Etc.
              ------------------------------------------

                  (a) Simultaneously with the execution of this Agreement with respect to the initial Pledged Collateral, or within two (2) business days following acquisition of any certificate or instrument evidencing or representing any Pledged Collateral and issued after the date of this Agreement, each Pledgor shall deliver to the General Counsel of the Lender, or such other executive officer of Lender as Lender may from time to time designate, any original certificates or instruments evidencing or representing the initial Pledged Collateral or hereafter issued with respect to the Pledged Collateral, together with an assignment of investment security separate from certificate duly executed in blank for each such certificate or instrument.

                  (b) Each Pledgor shall:

                           (i) concurrently with the execution and delivery hereof and within two (2) business days following the acquisition thereof with respect to any Pledged Equity Interest which is acquired by such Pledgor after such execution and delivery, instruct the Borrower and the Borrower hereby agrees to register the pledge created hereunder of such equity interests as contemplated by Section 8-108 of the UCC, to the extent determined to be applicable to such Pledgor, in such form as shall be acceptable to the Lender;

                           (ii) within two (2) business days following the registration of any pledge contemplated by clause (i) of this paragraph 4(b), instruct the Borrower (and the Borrower hereby agrees) to issue to the Lender and such Pledgor an "initial transaction statement" (as defined in Section 8-408 of the UCC) with respect to such pledge in such form as shall be acceptable to Lender; and

                           (iii) otherwise instruct the Borrower and the Borrower hereby agrees to fulfill its obligations under the UCC regarding the pledge created hereunder and the registration thereof (including, without limitation, under Section 8-408(7) of the UCC), to the extent determined to be applicable to such Pledgor.

                  (c) Each Pledgor shall and hereby agrees to, concurrently with the execution and delivery hereof and within two (2) business days following acquisition thereof with respect to any Pledged Equity Interest which is acquired by such Pledgor after such execution and delivery, and if instructed to do so by the Lender, execute and deliver to Lender UCC financing statements, in form and substance satisfactory to and prepared by the Lender, which Lender may file at Lender's expense in the jurisdictions that Lender deems appropriate.

         5. Each Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (a) each Pledgor shall remain liable under the LLC Agreement to perform all of his/her/its duties and obligations thereunder to the same extent as if this Pledge Agreement had not been executed, (b) the exercise by the Lender of any of the rights hereunder shall not release any Pledgor from any of its duties or obligations under the LLC Agreement, and (c) the Lender shall not have any obligation or liability under the LLC Agreement by reason of this Pledge Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for any payment assigned hereunder.

         6. Recourse to Pledgor. The liability of each Pledgor for the Commitments shall be a full recourse and several liability with respect to the Commitments of such Pledgor hereunder, and each Pledgor shall be responsible for satisfaction of such Pledgor's Commitments in full and all deficiencies as provided herein.

         7. Representations, Warranties and Covenants of the Pledgor. The Pledgors and the Borrower, jointly and severally, hereby represent, warrant and covenant as provided in Sections 7(a)(1), 7(b)(2), 7(h) and 7(i); each Pledgor hereby represents, warrants and covenants with respect to himself/herself/itself only as provided in Sections 7(a)(2), 7(b)(1), 7(b)(3), 7(b)(4), and 7(c) through 7(g) inclusive; and Borrower hereby represents, warrants, and covenants as provided in Sections 7(a)(2), and 7(b) through 7(g) inclusive, as follows:

                  (a) (1) Set forth on Schedule I hereto is a complete and accurate list and description of the membership interests of the Members of the Borrower at the date hereof. (2) Such Pledgor is the sole holder of record and the sole beneficial owner of his/her/its Pledged Equity Interests reflected on
Schedule I beside such Pledgor's name, free and clear of any security interest, lien, claim, charge or other encumbrance ("Lien") thereon or affecting the title thereto except for the lien created by this Pledge Agreement and the restrictions on transfer set forth in the LLC Agreement.

                  (b) (1) Such Pledgor's ownership of the Pledged Equity Interests is evidenced by a certificate or instrument., which certificate or instrument has been delivered by such Pledgor to Lender, together with an assignment of investment security separate from certificate duly executed in blank, simultaneously with such Pledgor's execution hereof. (2) The address of the Borrower's principal place of business and the location of its books and records relating to the Pledged Collateral is at the address first above written. (3) The address of the principal residence of such Pledgor is set forth on Schedule I. (4) The Borrower, with respect to Borrower's principal place of business and the location of its books and records relating to the Pledged Collateral and each Pledgor, with respect to such Pledgor's principal residence, will not change said address, location or name without thirty (30) days' prior written notice to Lender.

                  (c) Except as otherwise specifically permitted hereunder, without the consent of the Lender (which shall not be unreasonably withheld or delayed), such Pledgor will not, and the Borrower will not permit any Pledgor to, assign (by operation of law or otherwise), sell, lease, transfer, pledge, hypothecate or grant a Lien in or otherwise dispose of or abandon (collectively "Transfer"), nor will such Pledgor suffer or permit any of the same to occur with respect to, any of his/her/its Pledged Collateral. Notwithstanding the foregoing sentence, Transfers which are permitted pursuant to Section 17 of the LLC Agreement (as in effect as of the date hereof) may be completed by any Pledgor with respect to the Pledged Collateral of such Pledgor for so long as
(A) no default or breach has occurred and is continuing, and no event or condition has occurred which with the giving of notice or lapse of time, or both, would constitute a default or breach under or with respect to (i) the Note (without regard to the required deferral of any payments under the Note pursuant to the terms and conditions of that certain Debt Subordination Agreement of even date herewith among Borrower, Lender, General Electric Capital Business Asset Funding Corporation, and General Electric Capital Business Asset Funding Corporation of Arkansas (collectively "GE Capital")), or (ii) either of GE Capital's three (3) loans to Borrower made in connection with the closing of the Merger Agreement in the aggregate original principal amount of $30,000,000, or
(B) with respect to each Pledgor individually, no Event of Default (hereinafter defined) has occurred and is continuing, and no event or condition has occurred which with the giving of notice or lapse of time, or both, would constitute an Event of Default by such Pledgor. The Transferring Pledgor shall provide not less than ten (10) business days prior notice of any Transfer to Lender and no Transfer shall be permitted unless and until the transferee expressly and affirmatively adopts and affirms that the terms and conditions of this Agreement (including all representations, warranties and covenants of a Pledgor) apply to the Transferred Pledged Collateral pursuant to such documents as Lender reasonably requires.

                  (d) Except for such consents as may be required by the LLC Agreement, all of which have been duly obtained and are in full force and effect, and except for any consents as may be required to be obtained by such Pledgor in connection with any disposition of any portion of his/her/its Pledged Equity Interests by laws affecting the offering and sale of securities generally, no consent of any Person is required to be obtained by such Pledgor and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with any governmental or other regulatory authority is required to be obtained by such Pledgor in connection with (i) the execution, delivery, performance, validity or enforceability of this Pledge Agreement, (ii) the perfection or maintenance of the security interest in favor of the Lender created hereby (including the first priority nature of such security interest), other than as contemplated in paragraph 4, or
(iii) the exercise by the Lender of the rights and remedies provided for in this Pledge Agreement.

                  (e) The pledge of the Pledged Collateral by such Pledgor pursuant to this Pledge Agreement upon the taking of the steps described in paragraph 4, as applicable, and the completion of any other filings or actions required pursuant to the UCC, creates a valid and perfected first priority security interest in his/her/its Pledged Collateral in favor of the Lender, securing the prompt and complete performance and observance of the Commitments.

                  (f) Such Pledgor will, at the cost and expense of Lender, perform all acts and execute all documents reasonably requested by the Lender from time to time to evidence, perfect, maintain or enforce the Lender's first priority security interest granted herein or otherwise in furtherance of the provisions of this Pledge Agreement, and such Pledgor will defend title to his/her/its Pledged Collateral and the Liens of the Lender thereon against any claim of any Person and will maintain and preserve such Liens until the termination of this Pledge Agreement in accordance with paragraph 22 hereof.

                  (g) Such Pledgor has the right, power, legal capacity, and requisite authority to pledge, assign, transfer, deliver, deposit and set over his/her/its Pledged Collateral pledged by such Pledgor to the Lender as provided herein, and this Pledge Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

                  (h) The Pledged Equity Interests are duly issued, fully paid and non-assessable.

                  (i) The Pledgors shall not hereafter, and the Borrower shall not hereafter permit the Pledgors to, amend or modify the LLC Agreement in any way that could adversely affect the rights of Lender under this Pledge Agreement or with respect to the Pledged Collateral without the prior written consent of the Lender.

         8.   Assigned Rights and Certain Payments Prior to Default.  So long as
              ---------------------------------------------------------
no Event of Default (as defined in paragraph 10hereof) shall have occurred and be continuing, the Pledgors shall be entitled:

                  (a) To exercise, as the Pledgors may determine, but not in a manner inconsistent with the terms hereof or contrary to the provisions of the Note (without regard to the required deferral of any payments under the Note pursuant to the terms and conditions of that certain Debt Subordination Agreement of even date herewith among Borrower, Lender, and GE Capital), all of the Pledgors' rights under the LLC Agreement; and

                  (b) Except as otherwise provided in paragraphs 9 and 10 hereof, to receive and retain for the Pledgors' own accounts any and all distributions or payments with respect to the Pledged Collateral.

         9.   Payments and Distributions.
              --------------------------

                  (a) If any of the obligations of the Borrower under or pursuant to the Note are outstanding, upon the dissolution or liquidation (in whole or in part) of the Borrower, and if any sum shall be paid or payable as a liquidating distribution or otherwise upon or with respect to any of the Pledged Equity Interests, such sum shall be paid to the Lender promptly, and in any event within two (2) business days after receipt thereof, to be held by the Lender as additional collateral hereunder and to be applied by the Lender in satisfaction of such obligations.

                  (b) If any of the obligations of the Borrower under or pursuant to the Note are outstanding and any distribution payable in additional Pledged Equity Interests shall be declared with respect to any of the Pledged Equity Interests, or any fractions thereof shall be issued pursuant to any transaction, or any distribution of capital shall be made on any of the Pledged Equity Interests, or any of the Borrower's interests, obligations, or other properties shall be distributed upon or with respect to the Pledged Equity Interests, in each case pursuant to a recapitalization or reclassification of the capital of the Borrower, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of the Borrower, or to the merger or consolidation of the Borrower with or into another entity, the interests, obligations or other properties so distributed shall promptly be delivered to the Lender or registered in the Lender's name as applicable, and, if received by any Pledgor, in any event within two (2) business days after receipt thereof, to be held by the Lender as additional collateral hereunder subject to the terms of this Pledge Agreement, and all of the same shall constitute Pledged Collateral for all purposes hereof.

                  (c) Borrower may make, and each Pledgor may receive, Cash Distributions (as defined in the LLC Agreement) if and to the extent provided for in the LLC Agreement (as in effect as of the date hereof) for so long as (A) no default or breach has occurred and is continuing, and no event or condition has occurred which with the giving of notice or lapse of time, or both, would constitute a default or breach under or with respect to (i) the Note (without regard to the terms and conditions of that certain Debt Subordination Agreement of even date herewith among Borrower, Lender and General Electric Capital Business Asset Funding Corporation ("GE Capital"), or (ii) any of GE Capital's three (3) loans to Borrower made in connection with the closing of the Merger Agreement in the aggregate original principal amount of $30,000,000, or (B) with respect to each Pledgor individually, no Event of Default (hereinafter defined) has occurred and is continuing, and no event or condition has occurred which with the giving of notice or lapse of time, or both, would constitute an Event of Default by such Pledgor.

         10.  Events of Default; Assigned Rights and Certain Payments  After an
              ------------------------------------------------------------------
Event of Default; Application of Cash Collateral.
------------------------------------------------
                  (a) The following shall be "Events of Default" under this Pledge Agreement; provided that an Event of Default by an individual Pledgor shall not constitute an Event of Default by the other Pledgors and Lender may enforce its rights and remedies only against the defaulting Pledgor:

                           (i)  should  any   amounts   due  under  this  Pledge
         Agreement or the Note not be paid when due (without regard to the required deferral of any payments under the Note pursuant to the terms and conditions of that certain Debt Subordination Agreement of even date herewith among Borrower, Lender, and GE Capital);

                           (ii) should any representation or warranty contained in this Pledge Agreement be false, misleading or erroneous in any material respect;

                           (iii) should any covenant, agreement or conditions set forth in this Pledge Agreement or in the Note not be fully and timely performed, observed or kept (without regard to the required deferral of any payments under the Note pursuant to the terms and conditions of that certain Debt Subordination Agreement of even date herewith among Borrower, Lender, and GE Capital);

                           (iv) should the Borrower or such Pledgor make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for an appointment of a custodian, receiver or any trustee for it or a substantial part of their assets, or commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect, or there is filed any such petition or application, or such proceeding is commenced against such Pledgor or the Borrower, in which an order for relief is entered or which remains undismissed for a period of thirty
         (30) days or more, or such Pledgor or the Borrower by any act or omission indicates its consent to, approval of or acquiesce in any petition, application or proceeding or order of relief for the appointment of a custodian, receiver or any trustee for it, for any substantial part of their properties, or suffers any such custodianship, receivership, or trusteeship to continue undischarged for a period of thirty (30) days or more; or

                           (v) Such Pledgor or the Borrower conceals, removes or permits to be concealed or removed any part of such Pledgor's property, within intent to hinder, delay or defraud their creditors or any of them, or makes or suffers a transfer of any of their property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or has made any transfer of their property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or suffers or permits, while insolvent, any creditor to obtain a lien upon any of their property through legal proceedings or distraint which is not vacated within thirty (30) days from the date thereof.

                  (b) Upon the occurrence of any Event of Default and during the continuance thereof, all rights of such Pledgor to exercise or refrain from exercising their respective rights under the LLC Agreement which any such Pledgor would otherwise be entitled to exercise pursuant to paragraph 8(a) hereof and to receive any payments or distributions from the Borrower shall cease, and thereupon the Lender shall be entitled to exercise all of such rights with respect to the Pledged Equity Interest of such Pledgor, to receive and retain, as additional collateral hereunder, any and all payments, distributions, proceeds, monies, compensation, properties, assets, instruments or rights at any time declared or paid upon monies, compensation, properties, assets, instruments or rights at any time declared or paid upon any of such Pledgor's Pledged Equity Interests during the continuance of such Event of Default and to otherwise act with respect to such Pledgor's Pledged Equity Interests as outright owner thereof; provided, however, that the Lender shall not have any duty to exercise such rights or to preserve the same and shall not be liable for any failure to do so or any delay in doing so.

                  (c) All payments or distributions from the Borrower which are received by any Pledgor contrary to the provisions of subparagraph (a) above shall be received and held in trust for the benefit of the Lender and shall be forthwith paid over to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  (d) Any cash, properties, assets, instruments or rights received and retained by the Lender as additional collateral hereunder pursuant to the foregoing provisions shall be applied by the Lender to the payment of the obligations of the Borrower under or pursuant to the Note pursuant to paragraph 12(e) hereof.

         11. Expenses. In the event of any legal proceeding to which any Pledgor is a party in which enforcement of this Pledge Agreement or the security interest granted herein is sought by the Lender and opposed by such Pledgor, and if Lender is successful therein, such Pledgor hereby agrees to pay to the Lender, and the Lender shall be entitled to receive from such Pledgor, any reasonable sums, costs and expenses which the Lender may pay or incur with respect to such legal proceeding or any claim, counterclaim or defense made or asserted thereunder, including, but not limited to, court costs, collection charges, reasonable travel expenses, and reasonable attorneys' fees actually incurred.

         12.  Remedies.
              --------

                  (a) Upon the occurrence and during the continuation of any Event of Default and after expiration of any applicable cure period provided in paragraph 12(b) hereof, the Lender may exercise in respect of the Pledged Collateral of the defaulting Pledgor, in addition to other rights and remedies provided for herein or otherwise available to the Lender under the Note or at law or in equity, all the rights and remedies of a secured party under the UCC at that time and may also, without obligation or resort to other security, at any time and from time to time sell, resell, assign and deliver, in its sole discretion, all or any of such Pledged Collateral, in one or more lots at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which such Pledged Equity Interests or any of them may be listed, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith the Lender may grant options, such Pledgor hereby waiving and releasing any right of redemption to the extent permitted by applicable law.

                  (b) Notwithstanding anything to the contrary in this Pledge Agreement, the Note or the other Loan Documents, the Lender agrees that it will not exercise any of its other rights and remedies hereunder until the Lender has first sent written notice of an Event of Default to the defaulting Pledgor. Lender agrees that it will act in a commercially reasonable manner. For purposes hereof, ten (10) days' written notice of an Event of Default to such Pledgor, at the address set forth in this Pledge Agreement, is deemed to be commercially reasonable. Lender agrees that any assignment of investment security separate from certificate that is delivered by a Pledgor to Lender pursuant to this Agreement will only be used in a manner that is in accordance with this Agreement.

                  (c) If any of the Pledged Collateral is sold by the Lender upon credit or for future delivery, the Lender shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Lender may resell such Pledged Collateral. In no event shall any Pledgor be credited with any part of the proceeds of sale of any Pledged Collateral until cash payment thereof has been received by the Lender.

                  (d) The Lender may purchase any Pledged Collateral at any public sale and, if any Pledged Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, the Lender may purchase such Pledged Collateral at private sale for the then applicable standard price, free from any right of redemption, which is hereby waived and released to the extent permitted by applicable law, and in each case may make payment therefor by any means, including, without limitation, by release or discharge of Commitments in lieu of cash payment.

                  (e) The Lender shall apply and account for the cash proceeds actually received from any sale or other disposition of the Pledged Collateral to the payment of the Commitments in the following order of priority:

                    First, to any outstanding fees and expenses that may be due to the Lender (and its agents or counsel) and which are incurred in connection with the Note or this Pledge Agreement;

                    Second, to the payment of the costs and expenses of such sale or other disposition, including, without limitation, expenses of the Lender or its agents and counsel, and all expenses, liabilities and advances made or incurred by the Lender in connection therewith;

                    Third, to the Lender for payment of all costs and expenses of collection and the unpaid principal and accrued and unpaid interest payable under or pursuant to the Note;

                    Fourth, to the Lender for the payment of the Commitments;and

                    Finally, after payment in full of the Note and all the Commitments, to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                  (f) Each Pledgor recognizes that the Lender may not be able to effect a public sale of any or all of the Pledged Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Any such Pledged Collateral sold at any such private sale may be sold at a price and upon other terms less favorable to the seller than if sold at public sale. The Lender shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities, even if such issuer would agree, to register such securities for public sale under the Securities Act of 1933. The Lender shall have the right (but shall be under no obligation) to seek and rely upon the advice of any national brokerage or investment firm as to the best manner to expose the Pledged Collateral for sale and as to the best price reasonable obtainable at private sale. The Pledgor will not assert that it is commercially unreasonable for the Lender to effect any private sale made under the foregoing circumstances and such reliance upon the advice of such professionals shall be conclusive evidence that Lender has conducted the disposition of the Pledged Collateral in a commercially reasonable manner.

                  (g) No demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with any sale or other disposition of any part of the Pledged Collateral which threatens to decline speedily in value or which is of a type customarily sold on a recognized market; otherwise the Lender shall give the Pledgor at least ten (10) days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Pledgor agrees is reasonable, all other demands, advertisements and notices of any sale or other disposition of Pledged Collateral being hereby waived to the fullest extent permitted by law.

                  (h) The Lender shall not be obligated to make any sale of Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

                  (i) The remedies provided herein in favor of the Lender shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Lender existing at law or in equity. This Agreement shall constitute a security agreement under the UCC, and the Lender shall have all rights and remedies afforded to a secured party thereunder.

         13.  Lender Appointed Attorney-in-Fact.
              ---------------------------------

                  (a) To effectuate the terms and provisions hereof, each Pledgor hereby appoints Daniel T. Cronk, General Counsel of the Lender as each Pledgor's attorney-in-fact for the purpose (with full power of such attorney or of Lender to substitute any other executive officer of Lender), following five
(5) days' written notice to the defaulting Pledgor from and after the occurrence and during the continuance of an Event of Default of such Pledgor, of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Pledge Agreement in accordance with its terms with respect to such defaulting Pledgor. Without limiting the generality of the foregoing, the Lender shall, from and after the occurrence and during the continuance of an Event of Default, have the right and power to:

                           (i) receive, endorse without recourse and collect all checks and other orders for the payment of money made payable to such Pledgor representing any interest or distribution or other amount payable in respect to his/her/its Pledged Collateral or any part thereof and to give full discharge for the same;

                           (ii) execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of such Pledged Collateral all without recourse;

                           (iii) exercise all rights of such Pledgor under the LLC Agreement, including, without limitation, the right to sign any and all amendments, instruments, certificates, proxies, and other writings necessary or advisable to exercise all rights and privileges of (or on behalf of) the owner of the Pledged Collateral, including, without limitation, all voting rights with respect to the Pledged Equity Interests; and

                           (iv) to execute and file UCC financing statements or continuation statements on behalf of such Pledgor.

                  (b) All acts done under the foregoing authorization are hereby ratified and approved and neither the Lender nor any of its designees or agents shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law except for acts of bad faith, gross negligence and willful misconduct.

                  (c) This power of attorney, being coupled with an interest, is irrevocable for so long as any Commitments remain unpaid.

                  (d) Notwithstanding the foregoing, in no event shall the Lender incur, create or assume or be deemed to have incurred, created or assumed any new obligations or liabilities of any Pledgor to the Lender or to third parties by virtue of the exercise by the Lender of the power of attorney described in this paragraph.

         14.  Lender's Duties; Reasonable Care.
              --------------------------------

                  (a) The Lender shall have the duty to exercise reasonable care in the custody and preservation of any Pledged Collateral in its possession, which duty shall be fully satisfied if the Lender maintains safe custody of such Pledged Collateral in the manner generally utilized for similar property of its own.

                  (b) The Lender shall have no obligation to ascertain the occurrence of, or to notify any Pledgor with respect to, any calls, conversions, exchanges, redemptions, offers, tenders or similar matters (collectively, "events") and shall not be deemed to assume any such further obligation as a result of the establishment by the Lender of any internal procedures with respect to any securities in its possession, nor shall the Lender be deemed to assume any other responsibility for, or obligation or duty with respect to, any Pledged Collateral, or its use, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect the Pledgor's rights in the Pledged Collateral or against any prior parties thereto, but the same shall be at each Pledgor's sole risk and responsibility at all times.

         15. Rights and Remedies Not Waived. The Lender's prior recourse to any Pledged Collateral shall not constitute a condition of any demand, suit or other proceeding for payment or collection of the Commitments. Time is of the essence of this Agreement. No act, omission or delay by the Lender shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Lender of any default hereunder or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

         16. Lender May Perform. If any Pledgor fails to perform any agreement contained herein, the Lender, after five (5) business days written notice to such Pledgor, may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Lender incurred in connection therewith shall be payable by such Pledgor upon demand and shall constitute Commitments.

         17.  Setoff; Consent to Jurisdiction, Etc.
              ------------------------------------

                  (a) In any  litigation  in  any  court  with  respect  to,  in connection with, or arising out of, this Pledge Agreement, the Pledged Collateral, or any instrument or document delivered pursuant to this Pledge Agreement, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising, between any Pledgor and the Lender, such Pledgor, to the fullest extent it may effectively do so, waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action. EACH PLEDGOR AGREES THAT THIS PARAGRAPH 17 IS A SPECIFIC AND MATERIAL ASPECT OF THIS PLEDGE AGREEMENT AND ACKNOWLEDGES THAT THE LENDER WOULD NOT EXTEND TO THE BORROWER ANY LOANS OR FINANCIAL ACCOMMODATIONS UNDER THE
NOTE IF THIS PARAGRAPH 17 WERE NOT PART OF THIS PLEDGE AGREEMENT.

                  (b) Each Pledgor and, by acceptance hereof, the Lender hereby irrevocably consents to the jurisdiction of the courts of the State of Tennessee and of any Federal Court located in the Eastern District of Tennessee in connection with any action or other proceeding arising out of or relating to this Pledge Agreement, the Pledged Collateral, or the Note or any document or instrument delivered pursuant to this Pledge Agreement or thereunder. In any such or other proceeding, each Pledgor and the Lender waives, to the fullest extent it may effectively do so, trial by jury, personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to any Pledgor and the Lender at the address and to the person set forth below for notices. Each Pledgor and the Lender hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

         18. Admissibility of Pledge Agreement. Each Pledgor agrees that any copy of this Pledge Agreement signed by the Pledgors and transmitted by telecopier or any other means for delivery to the Lender shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

         19. Notices. All notices and other communications to each Pledgor or the Lender hereunder shall be in writing and shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by a reputable courier delivery service or by telecopy and shall be given with respect to the Pledgors to the address as set forth on Schedule I, and with respect to the Lender to the address first set forth above Attention: Legal Department or to such other address as such party may hereafter specify by notice to the other party.

         20.  Terms.  All terms  defined in the UCC and used herein shall have
              -----
the respective meanings as defined in the UCC, unless otherwise expressly defined herein or unless the context otherwise requires.

         21.  Amendments and Modification.  No provision hereof shall be
              ---------------------------
modified, altered, waived or limited except by written instrument expressly referring to this Pledge Agreement and to such provision, and executed by the party to be charged.

         22. Continuing Pledge Agreement; Assignments under the Note; Termination. This Pledge Agreement shall create a continuing, perfected security interest in the Pledged Collateral and shall (i) remain in full force and effect until indefeasible payment in full of the Commitments, (ii) be binding upon each Pledgor and its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Lender and its successors, transferees and assigns. Upon the indefeasible payment in full of the Note and the Commitments, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to each Pledgor. Upon such termination, the Lender will, without representation or warranty of any nature whatsoever and wholly without recourse,
(A) return to each Pledgor such of the Pledged Collateral (and all certificates, if any, evidencing Pledged Collateral) as shall not have been sold or otherwise applied pursuant to the terms hereof, and (B) execute and deliver to each Pledgor such documents as such Pledgor shall reasonably request to evidence such termination.

         23.  Interest.  All amounts  payable  from time to time by any Pledgor
              --------
hereunder shall bear interest and be payable at thedefault rate as specified in the Note and shall constitute Commitments hereunder.

         24.  Security Interest Absolute.
              --------------------------

                  (a) All rights of the Lender and security interests hereunder, and all of the obligations of any Pledgor hereunder, shall be absolute and unconditional, irrespective of, as the same may relate to any Pledgor or any other Borrower notwithstanding:

                           (i) any change in the time, manner or place of payment of, or in any other term of, the Note or any of the Commitments, or any other amendment or waiver of or any consent to any departure from the Note;

                           (ii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for the Note or any of the Commitments; or

                           (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

                  (b) Each Pledgor hereby consents and agrees that, without the necessity of any reservation of rights against such Pledgor, and without notice to or further assent by such Pledgor, (i) any demand for payment of the Note or any of the Commitments may be rescinded, in whole or in part, and the Note or any of the Commitments may be continued, and the Note or any of the Commitments or any collateral security or guaranty therefor, or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released and (ii) the Note may be amended, modified, supplemented or terminated, in whole or in part, and any collateral at any time held by the Lender may be sold, exchanged, waived, surrendered or released (and any security interest in the collateral may be unperfected), in each case all without notice to or further assent by any Pledgor, which will remain bound under this Pledge Agreement, and all without impairing, abridging, releasing or affecting the pledge provided for herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, waiver, surrender, release, amendment, modification, supplement, termination, sale, exchange, waiver, surrender or release (or lack of perfection). Each Pledgor waives any and all notice of creation, modification, renewal extension or accrual of any of the Commitments and notice of or proof of reliance by any holder or owner of the Commitments upon this Pledge Agreement, and the Commitments shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement.

         25.  Counterparts.  This Pledge Agreement may be executed in any number
              ------------
of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which shall together constitute one and the same agreement.

         26.  Governing Law. THIS PLEDGE  AGREEMENT AND THE  COMMITMENTS
              -------------
THEREUNDER SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF TENNESSEE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE.

         27.  Captions; Severability.
              ----------------------

                  (a) The captions of the paragraphs and subparagraphs of this Pledge Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

                  (b) If any term of this Pledge Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

         28.  Acknowledgement of Receipt.  Each Pledgor acknowledges receipt of
              --------------------------
a copy of this Pledge Agreement.



         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Pledge Agreement as of the date first above set forth.

                        PLEDGOR:


                                            /s/ James H. CarMichael
                        Name of Pledgor:    James H. CarMichael


                                            /s/ Martin Linwood Armbrester
                        Name of Pledgor:    Martin Linwood Armbrester


                                            /s/ Jill C. Foye
                        Name of Pledgor:    Jill C. Foye


                                            /s/ George Nicholas Evans
                        Name of Pledgor:    George Nicholas Evans


                                            /s/ James E. James Sr.
                        Name of Pledgor:    James E. James, Sr.


                                            /s/ Michael S. Jones
                        Name of Pledgor:    Michael S. Jones


                                            /s/ James Mallon
                        Name of Pledgor:    James Mallon


                                            /s/ Tom Mazza
                        Name of Pledgor:    Tom Mazza


                                            /s/ William McCauley
                        Name of Pledgor:    William McCauley


                                            /s/ Heather McCormick
                        Name of Pledgor:    Heather McCormick





                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]



                                            /s/ Julia Reid
                        Name of Pledgor:    Julia Reid

                                            /s/ Nicholas Galanos
                        Name of Pledgor:    Nicholas Galanos


ACCEPTED, ACKNOWLEDGED AND AGREED this ______ day of November, 2000:

RUBY TUESDAY, INC.

      By:    /s/ J. Russell Mothershed
      Name:      J. Russell Mothershed
      Title:     Senior Vice President

SPECIALTY RESTAURANT GROUP, LLC

      By:    /s/ James H. CarMichael
      Name:      James H. CarMichael
      Title:     President

                         SPECIALTY RESTAURANT GROUP, LLC



                                OPTION AGREEMENT


         THIS OPTION AGREEMENT (the "Agreement") is made as of November 20, 2000 (the "Grant Date"), by and between SPECIALTY RESTAURANT GROUP, LLC, a Delaware limited liability company (the "Company"), and RUBY TUESDAY, INC., a Georgia corporation (the "Optionee"). Capitalized terms used but not defined in this Agreement shall have the same meaning as in that certain First Amended and Restated Participation and Operating Agreement of the Company, dated the date hereof (the "Operating Agreement").


         WITNESSETH:


         WHEREAS, the Company desires to grant to the Optionee an option to purchase thirty-three percent (33%) of the Membership Interests of the Company under the terms and conditions set forth herein; and

         WHEREAS, the Company and the Optionee wish to confirm the terms and conditions of such option;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is hereby agreed between the parties hereto as follows:


                  SECTION 1

                                 GRANT OF OPTION

         1.1. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby grants to the Optionee an option (the "Option"), exercisable at any time prior to the fifth (5th) anniversary of the date of this Agreement (the "Option Period"), to purchase from the Company an additional Membership Interest so that, after such purchase, Optionee's Percentage Interest shall be thirty-three percent (33%), subject to the terms and conditions set forth in this Agreement. If Optionee desires to exercise the Option, it shall deliver to the Company a notice (the "Option Notice") of such intention at any time during the Option Period. If the Option Notice is given, then the Optionee shall be obligated to purchase, and the Company shall be obligated to sell, free and clear of all Liens, such additional Membership Interest at a closing (the "Option Closing") held on that date specified by Optionee which is not more than 120 days after the date of the Option Notice, or such later date as shall be mutually agreed upon (the "Option Closing Date"). The Option may be exercised for an exercise price determined in accordance with the following chart:

                      Date of Exercise of Option             Exercise Price
                      --------------------------             --------------
                November 20, 2000 - November 19, 2001            $600,000
                November 20, 2001 - November 19, 2002            $700,000
                November 20, 2002 - November 19, 2003            $770,000
                November 20, 2003 - November 19, 2004            $847,000
                November 20, 2004 - November 20, 2005            $932,000


         1.2 Transferees; Payment; Deliveries at Closing. The Optionee may designate, at least 15 days prior to the Option Closing, one or more Persons to be the ultimate transferees of the Membership Interest to be purchased under the Option (such ultimate transferees being referred to individually and collectively as the "Transferee"); provided, however, such Transferee must, at the time of designation by the Optionee, be an Affiliate (as defined in this
Section 1.2), director or successor in interest (by merger, sale of substantially all assets of the Company, or sale of a controlling interest of the stock of the Company) to Optionee or one of its Affiliates (as defined in this Section 1.2). No designation of a third-party Transferee shall relieve the Optionee of its obligations to purchase the additional Membership Interest. At the Option Closing, the Company shall execute and deliver an Issuance of Membership Interest, in the form of Schedule I attached hereto. At the Option Closing, the Transferee shall pay the purchase price for the Membership
Interest, determined in accordance with Section 1.1, by wire transfer in immediately available federal funds to such account as shall be designated by the Company. (As used in this Section 1.2, "Affiliate" means any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the Optionee.)

         1.3 Covenants of the Company. The Company covenants and agrees that, during the Option Period, (i) the Operating Agreement shall not be amended or changed without Optionee's written consent, except that non-material amendments or changes may be made if they do not, in Optionee's judgment, affect Optionee's rights hereunder (or under the Operating Agreement should the Option be exercised by Optionee) and provided that the Company provides Optionee with full and complete copies of any such amendments or changes within ten (10) days thereafter, (ii) the Company and its Managers and Members shall comply with all terms of the Operating Agreement, (iii) the Company shall enforce the terms and provisions of, and require performance by the Executive of, the Executive Employment Agreement, (iv) the Company shall advise Optionee in writing of any changes in membership ownership, (v) the Company shall provide Optionee with a copy of its annual Business Plan, and (vi) the Company shall provide the following financial statements to Optionee: (A) quarterly unaudited profit and loss statements, (B) annual unaudited balance sheet, plus such updating unaudited balance sheets as may be reasonably requested by Optionee, and (C) upon request by Optionee, a balance sheet and profit and loss statement for the fiscal year most recently ended, audited in accordance with generally accepted accounting principles by an independent public accountant or other party reasonably acceptable to Optionee.

         1.4 Term and Termination of Option. The term of the Option (the "Option Period") shall commence on the Grant Date and end on the earlier of (i) the exercise of the Option, or (ii) the fifth (5th) anniversary of the Grant Date. Upon the expiration of the Option Period, the Option and all unexercised rights granted to Optionee hereunder shall terminate, and thereafter be null and void.


                  SECTION 2

                  INVESTMENT REPRESENTATIONS


         2.1.     Investment  Representations.  With respect to the Option and,
                  ---------------------------
upon exercise of the Option, the Membership Interest represented thereby (for purposes of this Section 2, each a "Security" and collectively, the "Securities"),Optionee hereby represents and warrants to the Company as follows:

                  (a) The Security is being purchased for the Optionee's own account without the participation of any other Person, with the intent of holding the Security for investment and without the intent of participating, directly or indirectly, in a distribution of the Securities and not with a view to, or for resale in connection with, any distribution of the Securities or any portion thereof, nor is the Optionee aware of the existence of any distribution of the Company's securities;

                  (b) Optionee is not acquiring the Security based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Security but rather upon an independent examination and judgment as to the prospects of the Company; and

                  (c) The Security was not offered to Optionee by means of publicly-disseminated advertisements or sales literature, nor is the Optionee aware of any offers made to other persons by such means.

         2.2. Representations Regarding Registration. The Optionee acknowledges that the Optionee must continue to bear the economic risk of the investment in the Security for an indefinite period and recognizes that the Security has not been registered under any United States federal or state law relating to the registration of securities for sale and have been issued in reliance upon exemption from registration under United States federal and applicable state securities laws. The undersigned agrees as follows:

                  (a) The Security will not be offered for sale, sold or transferred other than pursuant to an effective registration or exemption from United States federal and applicable state securities laws, with evidence of compliance therewith satisfactory to the Company. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws.

                  (b) The Company will be under no obligation to register the Security or to comply with any exemption available for sale of the Security without registration, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 of the Securities Act of 1933 (the "1933 Act") are not now available and no assurance has been given that they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Security.

                  (c) The Company may, if it so desires, refuse to permit the transfer of the Security unless the request for transfer is accompanied by an opinion of counsel acceptable to the Company to the effect that neither the sale nor the proposed transfer will result in any violation of the 1933 Act or the securities laws of any other jurisdiction.

                  (d) If any certificate is issued to evidence the Security, a legend indicating that the Security has not been registered under such laws and referring to the restrictions on transferability and sale of the Security may be placed on such certificate delivered to Optionee or any substitute therefor, and any transfer agent of the Company may be instructed to require compliance therewith.

                  SECTION 3

                  GENERAL PROVISIONS


         3.1. Governing Laws. This Agreement shall be construed, administered and enforced according to the laws of the State of Delaware. All actions arising out of this Agreement shall be brought in the state court or federal district courts located in the state, county or judicial district of Knox or Blount Counties, Tennessee, and each party hereby consents to the jurisdiction thereof.

         3.2.     Successors.  This Agreement shall be binding upon and inure to
                  ----------
the benefit of the successors and permitted assigns of the Optionee and the Company.

         3.3. Notice. Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

         3.4. Severability. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

         3.5.     Entire Agreement.  This Agreement expresses the entire
                  ----------------
understanding of the parties with respect to the Option.

         3.6.     Headings and Capitalized  Terms.  Section headings used herein
                  -------------------------------
are for convenience of reference only and shall not be considered in construing this.

         3.7. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

         IN WITNESS WHEREOF, the Company and the Optionee have executed and delivered this Agreement as of November 20, 2000.

                                 COMPANY:

                                 SPECIALTY RESTAURANT GROUP, LLC



                                   By:    /s/ James H. CarMichael

                                   Name/Title: James H. CarMichael, President

                                   OPTIONEE:

                                   RUBY TUESDAY, INC.

                                   By:  /s/  J. Russell Mothershed

                                   Name/Title: J. Russell Mothershed
                                   Senior Vice President

                           NONSOLICITATION AGREEMENT


         THIS NONSOLICITATION AGREEMENT (the "Agreement") is made as of the 20th day of November 20, 2000 ("Effective Date"), between SPECIALTY RESTAURANT GROUP, LLC, a Delaware limited liability company ("Acquiror"), and RUBY TUESDAY, INC., a Georgia corporation ("Parent"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in that certain Agreement and Plan of Merger among Parent, Acquiror and Tia's LLC, a Delaware limited liability company ("Target') and wholly-owned subsidiary of Parent, dated as of October 4, 2000, as amended (the "Merger Agreement").


                              W I T N E S S E T H:

         WHEREAS, Parent is engaged in the business of owning, operating and franchising casual dining restaurants that offer, as a primary menu item or mix of menu items, soups, sandwiches, chicken, ethnic cuisine, health or fitness-oriented dishes and a full bar (the "Business of Parent"); and

         WHEREAS, Parent owns, directly or indirectly, all of the Restaurants being acquired by Acquiror upon the consummation of the merger of Target with and into Acquiror, with Acquiror being the Surviving Company (the "Merger"); and

         WHEREAS, pursuant to the Merger Agreement, Parent has agreed to accept, as partial Merger Consideration, the Surviving Company's promissory note in the original principal amount of $28,753,428.00 (the "Note"); and

         WHEREAS, the executive employees of Acquiror are existing or former executives of Parent or its Affiliates, and as such developed relationships with and obtained confidential information regarding Parent's, its Affiliates' and its franchisees' key employees; and

         WHEREAS, Parent would suffer irreparable harm if the Surviving Company were to, directly or indirectly, solicit for hire or hire these key employees of Parent, its Affiliates or its franchisees while the Note is being repaid and for a period of two (2) years thereafter; and

         WHEREAS, the execution and delivery of this Agreement by Acquiror and the agreement by Acquiror to be bound by its terms are necessary for the effective preservation of the goodwill and business of Parent; and

         WHEREAS, pursuant to the Merger Agreement and as a condition to the Merger, Acquiror has agreed to enter into an agreement not to solicit these key employees;

         WHEREAS, the Parent is not willing to consummate the Merger without the execution of this Agreement;

         NOW, THEREFORE, in consideration of the above premises and the mutual covenants and agreements hereinafter set forth and those contained in the Merger Agreement, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Definitions. Whenever used in this Agreement, the following terms shall have the meanings set forth below:

                  (a) "Affiliate" or "Affiliated", used to indicate a relationship to a specified person, firm, corporation, partnership, association or entity, means any person, firm, corporation, partnership, association or entity that, directly or indirectly or through one or more intermediaries, controls, is controlled by or is under common control with such person, firm, corporation, partnership, association or entity.


                  (b) "Agreement" means this Agreement, together with any exhibits, schedules, addenda or amendments hereto.


                  (c) "Applicable Period" begins on the Effective Date and ends on the two-year anniversary of the date the Note is paid in full or the Promissory Note is terminated, whichever is earlier.


         2. Termination. This Agreement shall remain in force and effect for the Applicable Period unless terminated earlier by mutual agreement of Acquiror and Parent. No termination or expiration of this Agreement shall affect or impair any obligations, duties, indemnities, or liabilities of either party that by their nature continue beyond termination.


         3. Agreement Not to Solicit Employees. Acquiror covenants and agrees that, without the prior written approval of Parent, for the Applicable Period, it will not, either directly or indirectly, on Acquiror's own behalf or in the service or on behalf of others, solicit, divert or hire, or attempt to solicit, divert or hire, any employee having a job title set forth on Exhibit A attached hereto or the functional equivalent thereof ("Key Employees") that is employed by Parent or any Affiliate or franchisee of Parent, for employment by Acquiror, an Affiliate of Acquiror or any third party engaged in a business that is the same as or similar to the Business of Parent, whether or not such employee is a full-time or temporary employee and whether or not such employment is pursuant to a written agreement and whether or not such employment is for a determined period or is at will.


         4.  Irreparable  Harm.  Acquiror agrees that the covenant  contained in
Section 3 of this Agreement is the essence of this Agreement and that such covenant is reasonable and necessary to protect and preserve the legitimate business interests and properties of Parent and the Business of Parent. Acquiror also agrees that Parent may, in addition to the other remedies that may be available to it hereunder or at law, commence proceedings in equity for an injunction temporarily or permanently enjoining Acquiror from violating such provisions; and for purposes of any such proceeding in equity, it will be presumed, and it is hereby agreed by the parties hereto that, the remedies at law available to Parent would be inadequate and that Parent would suffer immediate and irreparable harm as a result of the violation of any provision hereof by Acquiror.


         5. Notices. All notices, requests, demands and other communications required hereunder shall be in writing and shall be deemed to have been duly given if delivered, if sent by facsimile or if mailed, by United States certified or registered mail, postage prepaid, to the party to which the same is directed at the following addresses (or at such addresses as shall be given in writing by the parties to one another):



         If to Parent:                      Ruby Tuesday, Inc.
                                            150 West Church Avenue
                                            Maryville, Tennessee   37801
                                            Attention:  Legal Department
                                            Facsimile: 865-379-6816

         If to Acquiror:                    Specialty Restaurant Group, LLC
                                            150 West Church Avenue
                                            Maryville, Tennessee  37801
                                            Attention:  President
                                            Facsimile:  865-379-6830

         With a copy to:                    J. Christopher Kirk, Esq.
                                            McCampbell & Young, P.C.
                                            2021 First Tennessee Plaza
                                            P. O. Box 550
                                            Knoxville, Tennessee   37901-0550
                                            Facsimile: 865-546-9808

Notices delivered in person or by facsimile shall be effective on the date of delivery. Notices delivered by mail as aforesaid shall be effective upon the third calendar day subsequent to the postmark date hereof.

         6. Modification of Restrictive Covenants by Court. In the event a Court of competent jurisdiction finds that the restrictions contained in this Agreement regarding Acquiror's activities (including but not limited to the restrictions relating to time and scope) are too broad and/or restrictive to be enforceable, the parties hereby agree that the Court shall have the power and authority to reduce such restrictions to a level that, in the discretion of the Court, are enforceable and to enforce said restrictions within that parameter; and the parties hereby grant to the Court all authority and authorization needed to accomplish the above.



         7. Attorneys' Fees. In the event of any controversy, claim, dispute, or litigation between the parties hereto to enforce or interpret any of the provisions of this Agreement, or any right of either party hereto, the non-prevailing party to such controversy, claim, dispute, or litigation shall pay the prevailing party all costs and expenses, including reasonable attorneys' fees incurred by the prevailing party, including, without limitation, fees incurred during the trial of any action or any fees incurred as a result of an appeal from such judgment entered in connection with such litigation.


         8. Liquidated Damages. The parties acknowledge and agree that it would be difficult or impossible to ascertain the damages arising out of Acquiror's breach of the covenant contained in Section 3. Therefore, in the event of such breach, the parties hereby agree that, as liquidated damages and not as a penalty, for each violation of Section 3, Acquiror will pay to Parent One Hundred Percent (100%) of the Key Employee's then-current annual salary. Both parties acknowledge and agree that this formula is a reasonable pre-estimate of the losses that will be incurred by Parent in the event of any such breach by Acquiror.


         9.       Miscellaneous.
                  -------------


                  (a) Assignment. This Agreement may be assigned by Parent in connection with any merger or consolidation to which Parent is a party, or in connection with any transfer of all or substantially all of Parent's assets. It is hereby agreed between the parties that the rights and obligations accruing to Parent under this Agreement may be assigned, in whole or in part, by Parent without the consent of Acquiror. This Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of Parent and Acquiror. Neither this Agreement nor any right of Acquiror hereunder may be assigned by Acquiror without Parent's written consent, nor may Acquiror in any way delegate the performance of Acquiror's covenants and obligations hereunder.


                  (b) Waiver. The waiver by Parent of any breach of this Agreement by Acquiror shall not be effective unless in writing, and no such waiver shall constitute the waiver of the same or another breach on a subsequent occasion.


                  (c)      Governing  Law.  This Agreement  shall be governed by
                           --------------
and construed in accordance with the laws of the State of Tennessee without reference to its conflicts of law rules.


                  (d)      Entire Agreement.  This Agreement embodies the entire
                           ----------------
agreement and understanding of the parties hereto,and supersedes all prior agreements and understandings related to the subject matter hereof, except as expressly referenced herein.


                  (e)      Amendment.   This Agreement may not be modified,
                           ---------
amended, supplemented or terminated except by a writteninstrument executed by the parties hereto.


                  (f) Severability. Each of the covenants and agreements hereinabove contained shall be deemed separate, severable and independent covenants, and in the event that any covenant shall be declared invalid by any court of competent jurisdiction, such invalidity shall not in any manner affect or impair the validity or enforceability of any other part or provision of such covenant or of any other covenant contained herein.


                  (g)      Captions and Section Headings.  Except as set forth
                           -----------------------------
in Section 1 hereof, captions and section headings usedherein are for convenience only and are not a part of this Agreement and shall not be used in construing it.


                  (h) Independent of Other Agreements. The covenants and agreements of Acquiror hereunder are independent of the covenants, representations, warranties and agreements of the parties to the Merger Agreement, and no default, breach or failure to perform by any party to the Merger Agreement will constitute an excuse or other justification for Acquiror to fail to observe fully its covenants and agreements hereunder.




         IN WITNESS WHEREOF, Parent and Acquiror have each executed and delivered this Agreement as of the date first shown above.

                         Acquiror:
                         --------

                         SPECIALTY RESTAURANT GROUP, LLC

                         By:   /s/ James H. CarMichael__________________________

                         Name: James H. CarMichael

                         Title:   President


                         Parent:
                         ------

                         RUBY TUESDAY, INC.

                         By:   /s/  J. Russell Mothershed_______________________

                         Name: J. Russell Mothershed

                         Title: Senior Vice President

                           SUPPORT SERVICES AGREEMENT

         This Support Services Agreement (the "Agreement") is made and entered into this 20th day of November, 2000, between Ruby Tuesday, Inc., a Georgia corporation ("RTI"), and Specialty Restaurant Group, LLC, a Delaware limited liability company ("SRG").

                                    RECITALS

         WHEREAS, RTI, SRG and Tia's, LLC, a Delaware limited liability company are parties to that certain Agreement and Plan of Merger dated October 4, 2000, as amended (the "Merger Agreement"); and

         Whereas, in connection with the closing of the Merger Agreement RTI has agreed to provide to SRG, and SRG wishes to receive and has agreed to pay for, certain support services as set forth in this Agreement.

         NOW,   THEREFORE,   in   consideration  of  the  mutual  covenants  and
obligations contained herein, the parties agree as follows:

         1.       Support Services.  RTI shall provide the following services to
                  ----------------
SRG during the term hereof, subject to the terms and conditions contained herein:


         A.       Accounting. Accounting support as reasonably necessary to meet
                  ----------
the needs of SRG's restaurant business, from time totime, including accounts payable processing, fixed assets accounting, general ledger bookkeeping, financial statement preparation, and cash management.

         B. Payroll. Hourly and management payroll processing services as reasonably necessary to meet the needs of SRG's restaurant business from time to time, including tracking of hours, preparation/delivery to units of checks, withholding of payroll related tax and filing of payroll-related tax forms, including Federal forms 940 and 941, and similar state, county and city forms, as appropriate; remittance of appropriate payroll taxes; issuance of Forms W-2; preparation of Form 8027 (tip allocation reporting); storage of payroll records as required by law; and providing assistance as RTI deems necessary with employment verifications. Coordinate the processing of unemployment claims through third party service providers on SRG's behalf, at a reasonable cost to SRG.

         C.       Taxes.  Such information as reasonably  available from the
                  -----
operating results of the Restaurants for use by SRG in the preparation of SRG's tax returns. RTI shall also prepare and file on behalf of SRG tax schedules required for compliance with regulations for state, local, sales/use, property, payroll and special taxes owed by SRG, exclusive of income tax returns.

         D. Technology and POS. Hardware and software for the point-of-sale systems and information technology systems to be used in the management and operation of SRG's restaurants, including store systems, store systems back of house, POS services, POS maintenance access to and typical use of RTI's "network", and basic support (updates and the like) for SRG's "americancafe.com" and tiastexmex.com" web sites, and to the extent new technology and systems appropriate to Restaurants are developed by, or on behalf of RTI, upgrades and updates in such hardware and software. Such hardware and software will be made available to SRG at a reasonable cost. To the extent necessary for RTI to provide the services, the parties shall endeavor in good faith to secure such licenses from third parties for the benefit of RTI and/or SRG. If such licenses cannot be reasonably obtained, the parties shall in good faith determine if or how any affected services might be supplied to SRG hereunder. Licenses for any similar RTI proprietary software shall be supplied to SRG during the term of this Agreement without additional charge.

         E. Liquor License. From time to time, as reasonably requested by SRG, consulting and clerical services to assist SRG in (i) SRG's obtaining liquor licenses required for new restaurants and (ii) SRG's renewing liquor licenses in accordance with the provisions of state and local law. SRG acknowledges that, notwithstanding services provided under this sub-section E, SRG is solely responsible for the liquor licenses, the applications and qualification therefor, all fees and costs associated therewith including out-of-pocket expenses incurred by RTI, all filing fees, local counsel fees and similar expenses, and the operation of its restaurants in accordance with the requirements of such licenses and applicable law. SRG understands and expressly agrees that RTI shall not be liable under any circumstances for any direct or indirect, consequential or other damages incurred or alleged by SRG, any affiliate of or person or entity holding a member interest in SRG, or any other party resulting from the failure to obtain or renew any liquor license for a restaurant on a timely basis or as required by law. RTI is not obligated to provide SRG any assistance whatsoever in connection with the resolution of any violations or alleged violations of federal, state or local liquor laws or in connection with any claims, demands or liability with respect to the sale or service of beer, wine and/or distilled spirits to customers at any restaurant. SRG shall promptly notify RTI of any violations or alleged violations of federal, state or local liquor laws of which it becomes aware.

                                   F.       Purchasing/Supply  Systems.  Subject
                                            ---------------------------
to vendors consent and the terms hereof, RTI shall support SRG's participation in and under RTI's purchasing contracts and supply/distribution systems as same exists from time to time, including volume pricing. SRG acknowledges that, to the extent it chooses to so participate, it must fully participate and be subject to, and comply with all the terms and conditions of, any relevant or applicable RTI contracts. SRG shall not be eligible to participate in such program with any vendor to the extent such vendor does not agree that RTI shall not be liable for SRG's obligations in connection with such participation including, without limitation, SRG's obligation to pay for product or services, or SRG's failure to perform under such contract or agreement. SRG shall receive the appropriate rebates/allowances paid by such vendors with respect to SRG's purchases, to the extent same are received by RTI.

         G. Financial Analyst. During the initial eighteen (18) months of the term of this Agreement, RTI shall provide to SRG one (1) financial analyst, designated by RTI, who shall devote substantially all of his/her time to SRG's requirements for financial analysis matters. The initial financial analyst shall be Kimberly Mitchell. Should the designated employee leave RTI's employment, be promoted by RTI, or advise RTI that he/she no longer desires to serve in such role, RTI shall promptly designate a replacement analyst.

H. Other Services. From time to time, as reasonably requested by SRG (1) access to: RTI's management and team member training materials (RTI makes no warranties or representations concerning same, including the appropriateness or effectiveness thereof), RTI's test kitchen (on a reasonable basis and with sufficient advance scheduling with RTI; SRG shall indemnify and hold RTI harmless from any claims, demands, damages, losses, costs or expenses incurred by RTI in connection therewith including damage to equipment or losses caused by fire, heat or cold), and the "ASAP" warehouse, and (2) the following services:
"WOW" reports (as prepared by RTI for its restaurants) for SRG's restaurants, human resource tracking ("3 star, 4 star, developing managers program and modules), human resources coordinator and mail services (SRG pays all postage or similar costs). In addition, from time to time, as reasonably requested by SRG, RTI shall provide the following services: shopper's report grading, "WOW-U" meetings (200/300/500); RTI makes no warranties or representations concerning same, including the appropriateness or effectiveness thereof), product specification and menu research (collectively the "Extra Services").

I. Level of Services. The amount or level of services to be provided by RTI pursuant to this Agreement for each of the described services shall be substantially the same as the amount or level or such service as provided as of the date hereof by RTI's support departments/functions to RTI's company operated restaurants. RTI shall be under no obligation to provide an amount or level of any service to SRG hereunder which exceeds such amount absent additional compensation from SRG in an amount then agreed by the parties
 .
2.       Fees and Payment Terms.
         ----------------------

         A.       Support Services Fee.  Subject to RTI's right to increase as
                  --------------------
described in Section 2.C. below, during the term of this Agreement, SRG shall pay to RTI a continuing fee of one percent (1%) from the date hereof until the first anniversary of such date and one and one-half (1 1/2%) percent thereafter, of the Gross Sales (as defined below) from the operation of SRG's restaurants in consideration of the services described in Sections 1.A. through 1.E. and 1.H. (except the Extra Services) above. Such fee, and any fees described in Sections 2.C., 2.D., or 2.E. below, shall be due and payable for each restaurant operated by SRG on the tenth (10th) day of each month based on the Gross Sales for the preceding month (the first such month beginning on the date that such Restaurant commences operations and ending on the last day of such month). Such payment shall be delivered by SRG to RTI by electronic funds transfer to an account designated by RTI, in writing, so that it is received by RTI on the tenth (10th) day of the month, provided that such day is a business day. If the date on which such payment would otherwise be due is not a business day, then payment shall be due on the next business day.

         B. Gross Sales. For the purposes hereof, "Gross Sales" shall mean the total selling price of all services and products and all income of every other kind and nature related to SRG's restaurants (including, without limitation, income related to catering, delivery, and any other sales of food products or food preparation services provided from or related to SRG's restaurants), whether for cash or credit and regardless of collection in the case of credit. If a cash shortage occurs, the amount of Gross Sales shall be determined based on the records of the electronic cash register system or point-of-sale system and any cash shortage shall not be considered in the determination of Gross Sales.

                  (1) Gross Sales shall, however, expressly exclude the following:

                            (a)      receipts from the  operation  of any public
telephone installed in any restaurant, sales from vending or gaming machines located at any restaurant, except for any amount representing SRG's share of such revenues;

                            (b)      sums  representing  sales taxes collected
directly from customers, based upon present or future laws of federal, state or local governments, collected by SRG in the operation of any restaurant, and any other tax, excise or duty charged to customers which is levied or assessed against SRG by any federal, state, municipal or local authority, based on sales of specific merchandise sold at or from any restaurant, provided that such taxes are actually transmitted to the appropriate taxing authority;

                            (c)      tips or gratuities  paid  directly by
restaurant customers to employees of SRG or paid to SRG and then turned over to such employees by SRG in lieu of direct tips or gratuities;

                            (d)      the exchange of merchandise  among SRG's
restaurants where such exchanges are made solely for the convenient operation of SRG's business and not for the purpose of depriving RTI of the benefits of any sales which would otherwise be made at, in or from SRG's restaurants;

                            (e)      returns to shippers or manufacturers; and

                            (f)      proceeds from isolated  sales of trade
fixtures not constituting any part of SRG's products and services offered for resale at any restaurant nor having any material effect upon the ongoing operation of such restaurant.

                  (2) The following are included in Gross Sales except to the extent limited herein:

                            (a)      the full value of any meals furnished to
SRG's employees as an incident to their employment shall be included in Gross Sales, and SRG may credit the full value of discounts provided for such meals against monthly Gross Sales during the month in which the meals were furnished for the purpose of determining the amount of Gross Sales upon which the fee is due;

                            (b)      the full value of all coupons,  gift
certificates, or vouchers which are issued by a third party and accepted by SRG shall be included in Gross Sales when redeemed during the month in which such coupon, gift certificate or voucher is redeemed. If SRG issues any coupons, gift certificates, or vouchers, the full value of all proceeds from the sale of those coupons, gift certificates or vouchers shall be included in Gross Sales during the month in which such coupon, gift certificate or voucher was sold, and SRG shall receive a credit for the value of that coupon, gift certificate, or voucher in the month in which such is redeemed for the purpose of determining the amount of Gross Sales upon which the fee is due; and

                            (c)      the full value of any  complimentary  and
promotional food dispensed from any restaurant shall not be included in Gross Sales except to the extent same exceed one and eighty-five one hundredths percent (1.85%) of the sales at such restaurant during the month in which the complimentary or promotional food is dispensed.

C. Increase in Support Services Fee. RTI may at its option elect to increase the amount payable under Section 2.A of this Agreement to such amount as it may reasonably determine, or to impose a separate fee in such amount as RTI may reasonably determine, from time to time (referred to herein as a "Fee Increase") to compensate RTI for the services provided pursuant to Section 1.E. In the event that RTI elects to impose a Fee Increase pursuant to the terms hereof, SRG shall have a period of 30 days from the receipt of notice of the proposed Fee Increase to elect whether to pay such increase. If SRG elects not to pay the proposed Fee Increase, it shall notify RTI of that within the 30-day period, and RTI's obligation to provide the services described in Section 1.E. shall automatically terminate 60 days following the date upon which SRG received notice of the proposed Fee Increase. During such 60 day period, the Fee Increase shall not be imposed.

         D. Other Fees. (1) With respect to the services described in Section 1.F., SRG shall pay to RTI a fee calculated on each anniversary hereof by dividing the number of SRG's restaurants by the total number of RTI and SRG restaurants on the same date, and multiplying that percentage by RTI's overhead expense budget for the RTI (or subsidiaries or affiliates) departments providing such services for the then current RTI fiscal year. Such fee shall be paid by SRG in twelve (12) equal monthly installments on or before the tenth (10th) day of each month.

(2) With respect to the services described in Section 1.G., SRG shall reimburse to RTI RTI's costs and expenses incurred in connection with such employee, including wages, bonus, benefits, and out-of-pocket expenses incurred in providing such services to SRG. Such amounts shall be paid by SRG to RTI monthly on or before the tenth (10th) day of each month.

         (3) With respect to the Extra Services, SRG shall pay to RTI a reasonable fee as agreed between SRG and RTI from time to time for each such service, plus any reasonable out-of-pocket expenses (e.g., travel expenses) incurred by RTI or RTI's employee's in rendering such services. The basis for each such fee may be (a) the amount charged by RTI to its franchise partners or company operated restaurants for such service, (b) a pro-rata or proportional amount of RTI's (or subsidiaries or affiliates) overhead expense budget for the departments which provide such service, or ( c ) such other basis as agreed by SRG and RTI.

         E. Fees on Renewal. Upon any renewal of this Agreement by SRG, the fees payable by SRG to RTI for each service hereunder shall be (1) the amount then charged by RTI to its franchise partners for the same or substantially similar service, or (2) if such service is not then provided to such franchise partners, a fee calculated by dividing the number of SRG's restaurants by the total number of RTI and SRG restaurants on the anniversary of this Agreement, and multiplying that percentage by RTI's overhead expense budget for the RTI (or subsidiaries or affiliates) departments providing such services for the then current RTI fiscal year.

         F.       No Right of Offset.  SRG shall have no right of, and shall
                  ------------------
not, offset against SRG's obligations under this Agreement with respect to the amount of any claim against RTI, or any obligation of RTI, or any affiliate thereof, to Borrower.

3. Term and Termination. The term of this Agreement shall commence on the date hereof and shall continue for a period of three (3) years, unless sooner terminated as provided herein. This Agreement may be extended by SRG for two (2) consecutive one (1) year terms upon notice given by SRG not less than six (6) months prior to the end of the initial three (3) year term or the first renewal term. RTI may terminate this Agreement upon the failure by SRG to comply with any of the terms and conditions herein, by giving SRG written notice of default and, following a period of ten (10) days (with respect to monetary defaults) or thirty (30) days (with respect to other defaults) in which SRG my cure such default, this Agreement shall automatically terminate. SRG may terminate this Agreement for any breach hereunder by RTI by providing RTI notice of termination stating the nature of the breach at least thirty (30) days prior to the effective date of termination, provided that RTI may avoid termination by initiating a remedy to cure such default within such thirty (30) day period and thereafter promptly completing such cure. If any such default is not so cured by RTI, this Agreement shall terminate without further notice to RTI.

         4. Office Space. During the term of this Agreement, SRG shall be allowed to occupy two (2) offices and six (6) office cubicles (2 large and 4 small) within RTI's offices located at 150 West Church Avenue, Maryville, Tennessee, or [INSERT ADDRESS OF ALCOA BUILDING], as determined by RTI. There shall be no rent or similar charges payable by SRG in connection with such occupancy; provided, however, that any damage to the office space occupied by SRG beyond ordinary wear and tear shall be repaired by SRG at its sole expense. The precise locations of such offices shall be determined by RTI from time to time. RTI's office equipment (telephone, desk top computer) located in any such offices may be utilized by employees of SRG in the normal performance of their duties. Additional or new equipment desired by SRG may be acquired by SRG at its sole expense. Repairs to any such equipment shall be the sole responsibility of SRG. SRG may also reasonably utilize RTI office equipment (copiers and the like) located near such offices. SRG shall be responsible for its own office supplies at its sole cost and expense. SRG may continue to utilize RTI's e-mail system for its office and restaurant employees; provided, however, that same shall not disrupt efficient communication within RTI's system, that the parties shall take reasonable safeguards to assure that neither has access to the confidential information or trade secrets of the other, and that SRG employees shall comply with all RTI policies and all laws applicable to the use of such systems. From time to time SRG and RTI shall agree upon a reasonable amount payable to RTI by SRG in connection with SRG's use of telephone lines (local and long distance charges), telecommunication systems (connection and/or useage fees), and similar costs incurred by or assessed against RTI, or in the alternative SRG shall arrange for such items to be directly and separately billed to SRG. SRG shall indemnify, defend and hold harmless RTI and its affiliates, subsidiaries, employees, officers and directors from any and all claims, demands, actions, causes of action, liability, damages, costs, and expense which arise, are related to, or are asserted by any party, including SRG's invitees, licensees and the employees of SRG, in connection with SRG's occupancy or use of the office space described above. SRG shall have no right to assign, sublet or license its right to occupy such space to any third party and any attempt to do so shall be null and void and constitute a material breach of this Agreement by SRG.

         5.       Miscellaneous.
                  -------------

         A. Any failure by RTI or SRG to object to or take action with respect to any breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of or consent to that breach or any subsequent breach by such other party.

         B. RTI AND SRG AGREE TO SUBMIT ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT (AND ATTACHMENTS) OR THE
RELATIONSHIP CREATED BY THIS AGREEMENT TO NON-BINDING MEDIATION PRIOR TO BRINGING SUCH CLAIM, CONTROVERSY OR DISPUTE IN A COURT OR BEFORE ANY OTHER TRIBUNAL. THE MEDIATION SHALL BE CONDUCTED THROUGH EITHER AN INDIVIDUAL MEDIATOR OR A MEDIATOR APPOINTED BY A MEDIATION SERVICES ORGANIZATION OR BODY AGREED UPON BY THE PARTIES AND, FAILING SUCH AGREEMENT WITHIN A REASONABLE PERIOD OF TIME AFTER EITHER PARTY HAS NOTIFIED THE OTHER OF ITS DESIRE TO SEEK MEDIATION OF ANY CLAIM, CONTROVERSY OR DISPUTE (NOT TO EXCEED FIFTEEN (15) DAYS), BY THE AMERICAN ARBITRATION ASSOCIATION (OR ANY SUCCESSOR ORGANIZATION) IN ACCORDANCE WITH ITS RULES GOVERNING MEDIATION, AT RTI'S PRINCIPAL PLACE OF BUSINESS. THE COSTS AND EXPENSES OF MEDIATION, INCLUDING COMPENSATION AND EXPENSES OF THE MEDIATOR (EXCEPT FOR THE ATTORNEYS' FEES INCURRED BY EITHER PARTY), SHALL BE BORNE BY THE PARTIES EQUALLY. IF THE PARTIES ARE UNABLE TO RESOLVE THE CLAIM, CONTROVERSY OR DISPUTE WITHIN NINETY (90) DAYS AFTER THE MEDIATOR HAS BEEN CHOSEN, THEN THE DISPUTE SHALL AUTOMATICALLY BE REFERRED TO ARBITRATION UNDER SECTION 5.C. BELOW TO RESOLVE SUCH CLAIM, CONTROVERSY OR DISPUTE, UNLESS SUCH TIME PERIOD IS EXTENDED BY WRITTEN AGREEMENT OF THE PARTIES. NOTWITHSTANDING THE FOREGOING, RTI MAY BRING AN ACTION: (1) FOR MONIES OWED, OR (2) FOR INJUNCTIVE OR OTHER
EXTRAORDINARY  RELIEF,  IN A COURT HAVING  JURISDICTION  AND IN ACCORDANCE  WITH
SECTION 5.D. BELOW, WITHOUT FIRST SUBMITTING SUCH ACTION TO MEDIATION.

         C. (1) EXCEPT AS PROVIDED IN THIS AGREEMENT, RTI AND SRG AGREE THAT ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THE LICENSE, SRG'S OPERATION OF THE RESTAURANT UNDER THIS AGREEMENT (AND ANY AMENDMENTS THERETO) INCLUDING, BUT NOT LIMITED TO, ANY CLAIM BY SRG OR PERSONS CLAIMING ON BEHALF OF SRG CONCERNING THE ENTRY INTO, THE PERFORMANCE UNDER OR THE TERMINATION OF THE AGREEMENT, OR ANY OTHER AGREEMENT BETWEEN RTI, OR ITS AFFILIATES, AND SRG, ANY CLAIM AGAINST A PAST OR PRESENT OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF RTI, INCLUDING THOSE OCCURRING SUBSEQUENT TO THE TERMINATION OF THIS AGREEMENT, THAT CANNOT BE AMICABLY SETTLED AMONG THE PARTIES OR THROUGH MEDIATION SHALL, EXCEPT AS SPECIFICALLY SET FORTH HEREIN AND IN SECTION 5.D., BE REFERRED TO ARBITRATION. THE ARBITRATION SHALL BE CONDUCTED THROUGH AN ORGANIZATION OR BODY AGREED UPON BY THE PARTIES, AND FAILING SUCH AGREEMENT WITHIN A REASONABLE TIME AFTER THE DISPUTE HAS BEEN REFERRED FOR ARBITRATION (NOT TO EXCEED FIFTEEN (15)
DAYS). ARBITRATION SHALL BE CONDUCTED BY THE AMERICAN ARBITRATION ASSOCIATION IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AS AMENDED, EXCEPT THAT THE ARBITRATOR SHALL APPLY THE FEDERAL RULES OF EVIDENCE IN CONDUCTING THE HEARING SESSIONS. IF SUCH RULES ARE IN ANY WAY CONTRARY TO OR IN CONFLICT WITH THIS AGREEMENT, THE TERMS OF THE AGREEMENT SHALL CONTROL.

                  (2) RTI AND SRG SHALL EACH SELECT ONE ARBITRATOR. IF THE PARTY UPON WHOM THE DEMAND FOR ARBITRATION IS SERVED FAILS TO SELECT AN ARBITRATOR WITHIN FIFTEEN (15) DAYS AFTER THE RECEIPT OF THE DEMAND FOR ARBITRATION, THEN THE ARBITRATOR SO DESIGNATED BY THE PARTY REQUESTING ARBITRATION SHALL ACT AS THE SOLE ARBITRATOR TO RESOLVE THE CONTROVERSY AT HAND. THE TWO ARBITRATORS DESIGNATED BY THE PARTIES SHALL SELECT A THIRD ARBITRATOR. IF THE TWO ARBITRATORS DESIGNATED BY THE PARTIES FAIL TO SELECT A THIRD ARBITRATOR WITHIN FIFTEEN (15) DAYS, THE THIRD ARBITRATOR SHALL BE SELECTED BY THE ORGANIZATION AGREED UPON OR, IF THE PARTIES CANNOT AGREE, BY THE AMERICAN ARBITRATION ASSOCIATION, OR ANY SUCCESSOR THERETO, UPON APPLICATION BY EITHER PARTY. ALL OF THE ARBITRATORS SHALL BE EXPERIENCED IN THE ARBITRATION OF COMMERCIAL DISPUTES. THE ARBITRATION SHALL TAKE PLACE AT RTI'S CORPORATE OFFICES. THE AWARD OF THE ARBITRATORS SHALL BE FINAL AND JUDGMENT UPON THE AWARD RENDERED IN ARBITRATION MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. THE COSTS AND EXPENSES OF ARBITRATION MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. THE ARBITRATORS SHALL BE REQUIRED TO SUBMIT WRITTEN FINDINGS OF FACT AND CONCLUSIONS OF LAW WITHIN THIRTY (30) BUSINESS DAYS FOLLOWING THE FINAL HEARING SESSION OF THE ARBITRATION. THE COSTS AND EXPENSES OF ARBITRATION, INCLUDING COMPENSATION AND EXPENSES OF THE ARBITRATORS, SHALL BE BORNE EQUALLY BY THE PARTIES. EACH PARTY FURTHER AGREES THAT, UNLESS SUCH LIMITATION IS PROHIBITED BY APPLICABLE LAW, THE ARBITRATORS SHALL HAVE NO AUTHORITY TO AWARD ANY DAMAGES WAIVED BY SECTION G.

                  (3) IN PROCEEDING WITH ARBITRATION AND IN MAKING DETERMINATIONS HEREUNDER, THE ARBITRATORS SHALL NOT EXTEND, MODIFY OR SUSPEND ANY TERMS OF THIS AGREEMENT OR THE REASONABLE STANDARDS OF BUSINESS PERFORMANCE AND OPERATION ESTABLISHED BY RTI IN GOOD FAITH. NOTICE OF OR REQUEST TO OR DEMAND FOR ARBITRATION SHALL NOT STAY, POSTPONE OR RESCIND THE EFFECTIVENESS OF ANY TERMINATION OF THIS AGREEMENT.

         D. WITH RESPECT TO ANY CLAIMS, CONTROVERSIES OR DISPUTES WHICH ARE NOT FINALLY RESOLVED THROUGH MEDIATION OR ARBITRATION AS OTHERWISE PROVIDED ABOVE, SRG HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE AND THE FEDERAL DISTRICT COURTS LOCATED IN THE STATE, COUNTY OR JUDICIAL DISTRICT IN WHICH RTI'S PRINCIPAL PLACE OF BUSINESS IS LOCATED. SRG HEREBY WAIVES ALL QUESTIONS OF PERSONAL JURISDICTION FOR THE PURPOSE OF CARRYING OUT THIS PROVISION. SRG HEREBY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON SRG IN ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE RELATIONSHIP CREATED BY THIS AGREEMENT BY ANY MEANS ALLOWED BY FEDERAL LAW OR THE LAW OF THE STATE IN WHICH RTI MAINTAINS ITS PRINCIPAL PLACE OF BUSINESS. SRG FURTHER AGREES THAT VENUE FOR ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE THE COUNTY (OR AN ADJACENT COUNTY) OR JUDICIAL DISTRICT (OR JUDICIAL DISTRICT IN SUCH ADJACENT COUNTY) IN WHICH THE RTI'S PRINCIPAL PLACE OF BUSINESS IS LOCATED; PROVIDED, HOWEVER, WITH RESPECT TO ANY ACTION (1) FOR MONIES OWED, OR (2) FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF, RTI MAY BRING SUCH ACTION IN ANY STATE OR FEDERAL DISTRICT COURT WHICH HAS JURISDICTION. WITH RESPECT TO ALL CLAIMS, CONTROVERSIES, DISPUTES OR ACTIONS, THIS AGREEMENT SHALL BE GOVERNED AND ENFORCED UNDER THE LAWS OF THE STATE OF TENNESSEE (WITHOUT REGARD TO CHOICE OF LAW ).

         E. SRG AND RTI ACKNOWLEDGE THAT EACH PARTY'S AGREEMENT REGARDING APPLICABLE STATE LAW AND FORUM SET FORTH IN SECTION 5.D. ABOVE PROVIDE EACH OF THE PARTIES WITH THE MUTUAL BENEFIT OF UNIFORM INTERPRETATION OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF THIS AGREEMENT OR THE PARTIES' RELATIONSHIP CREATED BY THIS AGREEMENT. SRG AND RTI FURTHER ACKNOWLEDGE THE RECEIPT AND SUFFICIENCY OF MUTUAL CONSIDERATION FOR SUCH BENEFIT.

         F. SRG AND RTI ACKNOWLEDGE THAT THE EXECUTION OF THIS AGREEMENT AND ACCEPTANCE OF THE TERMS BY THE PARTIES OCCURRED AT RTI'S PRINCIPAL PLACE OF BUSINESS, AND FURTHER ACKNOWLEDGE THAT THE PERFORMANCE OF CERTAIN OBLIGATIONS OF SRG ARISING UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE PAYMENT OF MONIES DUE HEREUNDER AND THE SATISFACTION OF CERTAIN REQUIREMENTS OF RTI, SHALL OCCUR WHERE RTI'S PRINCIPAL PLACE OF BUSINESS IS LOCATED AT THE TIME SUCH OBLIGATION IS DUE.

         G. SRG HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO OR CLAIM OF ANY PUNITIVE, EXEMPLARY, INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR OTHER DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS) AGAINST RTI, ITS AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, AGENTS, REPRESENTATIVES, INDEPENDENT CONTRACTORS, SERVANTS AND EMPLOYEES, IN THEIR CORPORATE AND INDIVIDUAL CAPACITIES, ARISING OUT OF ANY CAUSE WHATSOEVER (WHETHER SUCH CAUSE BE BASED IN CONTRACT,
NEGLIGENCE, STRICT LIABILITY, OTHER TORT OR OTHERWISE) AND AGREE THAT IN THE EVENT OF A DISPUTE, SRG SHALL BE LIMITED TO THE RECOVERY OF ANY ACTUAL DAMAGES SUSTAINED BY IT. IF ANY OTHER TERM OF THIS AGREEMENT IS FOUND OR DETERMINED TO BE UNCONSCIONABLE OR UNENFORCEABLE FOR ANY REASON, THE FOREGOING PROVISIONS OF WAIVER BY AGREEMENT OF PUNITIVE, EXEMPLARY, INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR OTHER DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS) SHALL CONTINUE IN FULL FORCE AND EFFECT.

         H. This Agreement contains the entire agreement of the parties regarding the subject matter hereof. This Agreement may be modified only by a duly authorized writing executed by all parties.

         I. The parties acknowledge and agree that this Agreement does not create a fiduciary relationship between them, and that nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venturer, partner, employee or servant of the other for any purpose. Further, RTI shall not be deemed to have a fiduciary duty with respect to any of the obligations or duties undertaken under this Agreement.

         J. The parties agree that this Agreement and all information disclosed to or received by either hereunder shall be maintained as confidential, except to the extent available to the general public or as required by law.

         K. All notices and demands required to be given hereunder shall be in writing and shall be sent by personal delivery, expedited delivery service, certified or registered mail, return receipt requested, first class postage prepaid, facsimile, telegram or telex (provided that the sender confirms the facsimile, telegram or telex by sending an original confirmation copy by certified or registered mail or expedited delivery service within three (3) business days after transmission), to the respective parties at the following addresses unless and until a different address has been designated by written notice to the other parties:

                                   If  directed  to RTI,  the  notice  shall  be
addressed to:

                                            Ruby Tuesday, Inc.
                  150 West Church Avenue
                                            Maryville, TN  37801
                                            Attention:  Chief Executive Officer
                                            Facsimile: (865) 379-6816

         If directed to SRG, the notice shall be addressed to:

                  Specialty Restaurant Group, LLC
                  150 West Church Avenue
                  Maryville, TN 37801
                  Attention: James H.CarMichael
                  Facsimile:  (865) 379-6830

         with copy to:

J.       Christopher Kirk, Esq
                  McCampbell & Young, P.C.
                  2021 First Tennessee Plaza
                  P.O. Box 550
                  Knoxville, Tennessee 37901-0550
                  Facsimile: 865-346-9808

         Any notices sent by personal delivery shall be deemed given upon receipt. Any notices given by telex or facsimile shall be deemed given upon transmission, provided confirmation is made as provided above. Any notice sent by expedited delivery service or registered or certified mail shall be deemed given three (3) business days after the time of mailing. Any change in the foregoing addresses shall be effected by giving fifteen (15) days written notice of such change to the other parties. Business days for the purpose of this Agreement exclude Saturday, Sunday and the following national holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Memorial Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas. Any failure or delay in providing a copy of any notice to J. Christopher Kirk/McCampbell & Young, P.C. shall not affect or impair the effectiveness or sufficiency of such notice given by RTI to SRG.

         L. The rights and remedies of RTI under this Agreement are fully assignable and transferable to any subsidiary or affiliate of RTI, any successor by merger or any person or entity which acquires substantially all of the assets of RTI, and shall inure to the benefit of such affiliates, successors and assigns. Neither this Agreement nor any of the rights or obligations of SRG hereunder may be assigned or transferred by SRG without the prior written consent of RTI, which consent shall not be unreasonably withheld or delayed, it being understood that RTI may withhold such consent if the assignee is the owner or operator of restaurants, or provider of restaurant services, similar to those, or competitive with those, provided by RTI. SRG may assign and transfer its rights, but not its obligations, under this Agreement to any wholly owned subsidiary of SRG.

         M. RTI acknowledges and agrees that all of the data and information provided by SRG to RTI pursuant to this agreement ("Data") shall be and shall remain the property of SRG, and RTI further agrees that it shall have no ownership interest in such Data. RTI agrees to provide to SRG hard copies and/or electronic copies of any or all such Data as requested by SRG or its agents, such copies to be provided to SRG at RTI's cost of preparing such copies or a reasonable estimate of such cost made by RTI. RTI further agrees to allow SRG, its employees, agents, accountants, and attorneys to have access to any and all Data during RTI's normal business hours upon prior written request for such access from SRG.

         N. RTI agrees not to disclose, disseminate, or use for its own benefit or for the benefit of others any such Data during the term of this Agreement or for a period of two (2) years after the termination of this Agreement; provided, however, RTI is not obligated to maintain the confidentiality of, or refrain from using, any Data that (i) is already known to RTI at the time of disclosure to RTI; (ii) is a matter of public knowledge on the date that it is furnished to RTI; (iii) subsequently becomes available to RTI on a non-confidential basis from a source other than SRG or its agents if to RTI's knowledge such source owes no duty or obligation of confidentiality to SRG; (iv) has been approved for release and released to the general public pursuant to the authorization of SRG;
(v) has been disclosed pursuant to a requirement of a court, governmental agency or of law without similar restrictions or other protections against public disclosure, or has been required to be disclosed by operation of law; (vi) is independently developed by RTI without use, directly or indirectly, of the Data;
(vii) is furnished to a non-Affiliated third party by SRG without restrictions on the third party's right to disclose the information; or (viii) is reasonably required to be disclosed, disseminated or used in connection with RTI's provision of the services as described herein. In exercising its duty of confidentiality hereunder, RTI agrees to use the same standards of care that RTI applies to its own confidential information, and SRG agrees that application of such standards of care satisfy RTI's duty of confidentiality hereunder. RTI further agrees that, upon the termination of this Agreement, RTI shall deliver to SRG all copies of any and all Data then in the possession of RTI at RTI's cost of preparing such copies or a reasonable estimate of such cost made by RTI.

         O. This Agreement may be executed in counterparts, and each copy so executed shall be deemed to be an original and all of which shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the undersigned have entered into this Agreement as witnessed by their signatures below.

                                   RTI:

                                   RUBY TUESDAY, INC.,
                                   a Georgia corporation
ATTEST:


                                   By: /s/ J. Russell Mothershed________________
                                   Name: J. Russell Mothershed
/s/ Daniel T. Cronk---------------
                                   Title: Senior Vice President


                                   SRG:

                                   SPECIALTY RESTAURANT GROUP, LLC

                                   By: /s/  James H. CarMichael_________________
                                   Name:  James H. CarMichael
/s/ Mary Jane Trainor-------------
Witness                            Title:   President

                         INTELLECTUAL PROPERTY AGREEMENT


         THIS INTELLECTUAL PROPERTY AGREEMENT (this "Agreement") is made this day 20th of November, 2000 ("Effective Date"), by and between RUBY TUESDAY, INC., a Georgia corporation ("Parent"), RUBY TUESDAY BUSINESS DEVELOPMENT, INC., a Delaware corporation ("RTBDI") and wholly owned subsidiary of Parent, and
SPECIALTY RESTAURANT GROUP, LLC, a Delaware limited liability company ("Acquiror").

         WHEREAS, Parent is in the business of owning, operating and franchising certain casual dining restaurant chains, inter alia, under the trademarks and service marks Tia's(R) Tex-Mex, American Cafe(R) and L&N Seafood(R) ("Parent's Business");

         WHEREAS, Parent owns all of the issued and outstanding membership interests of Tia's, LLC, a Delaware limited liability company ("Target"), which owns and operates the Tia's chain of restaurants (the "Tia's Restaurants") and owns certain United States trademark and service mark registrations regarding the Tia's Marks (as defined below) and other intellectual property rights associated with the Tia's Restaurants;

         WHEREAS, certain executives and employees of Parent and Target have formed Acquiror in order to acquire from Parent and Target certain existing
Tia's, American Cafe and L&N Seafood restaurants and certain intellectual property rights in those restaurants for use in the Fifty United States (as defined below);

         WHEREAS, RTBDI owns the United States trademark and service mark registrations listed in Exhibit A attached hereto;

         WHEREAS, Parent, Target and Acquiror have entered into that certain Agreement and Plan of Merger (the "Merger Agreement"), dated October 4, 2000, as amended pursuant to which Target is to be merged with and into Acquiror (the "Merger");

         WHEREAS, upon the consummation of the Merger, Acquiror will own the Tia's Restaurants and hold certain intellectual property rights of Target, including, without limitation certain United States trademark and service mark registrations regarding the Tia's Marks (as defined below); and

         WHEREAS, as a condition to the Merger, Parent has agreed that, contemporaneously with the consummation of the Merger, Parent will assign certain tangible restaurant property assets of its American Cafe and L&N Seafood Restaurants to Acquiror and will assign or will cause RTBDI to assign certain intellectual property rights related to such assets and owned by Parent or RTBDI to Acquiror for use by Acquiror in the Fifty United States (as defined below).

         NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises and undertakings below, the consideration in the Merger Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

1.       Definitions.

         The following terms have the meanings given in this Section 1:

         "Affiliate" means any entity that, directly or indirectly, through one or more intermediaries, controls or is under common control with a person or entity. When used to describe Parent's affiliates, the term "Affiliate" includes, without limitation, RTBDI but does not include Target.

         "Fifty United States" means the fifty United States of America and the District of Columbia.

         "Franchisee" means any franchisee of Parent or of any Affiliate.

         "Marks" means the Tia's Marks and the RTBDI Marks.

         "Note" has the meaning given that term in the Merger Agreement.

         "Other Intellectual Property Rights" means all copyrights, trade secrets, trade dress and other statutory and common law intellectual property rights other than trademark rights.

         "RTBDI Marks" means those marks and names listed as RTBDI Marks on Exhibit A, together with any associated U.S. trademark registrations and any other trademark and service mark registrations obtained and trademark and service mark applications filed in the U.S. Patent and Trademark Office and any other jurisdiction within the Fifty United States with respect to such marks and names.

         "Tia's Marks" means those marks and names listed as Tia's Marks on Exhibit A, together with any associated U.S. trademark registrations and any other trademark and service mark registrations obtained and trademark and service mark applications filed in the U.S. Patent and Trademark Office and any other jurisdiction within the Fifty United States with respect to such marks and names.

         "United States Territories" means the territories, protectorates, possessions and commonwealths of the United States other than the Fifty United States.

2.       Assignments and Licenses of Rights.

(a) Assignment of Rights in RTBDI Marks in the Fifty United States. Contemporaneously with the execution of this Agreement, Parent, RTBDI and Acquiror have dated, executed, duly notarized and delivered the Trademark Assignment Agreement in the form of Exhibit B attached hereto, pursuant to which Parent and RTBDI have assigned to Acquiror whatever rights Parent and RTBDI have in the RTBDI Marks in the Fifty United States and in all the goodwill appurtenant thereto.

(b)      Exclusive  License of Certain Other  Intellectual  Property Rights by
                  Parent and RTBDI. As of the date hereof, each of Parent and RTBDI hereby grants to Acquiror and Acquiror hereby accepts an exclusive, royalty-free, paid-up, territorial, perpetual and non-transferable license under Parent's and RTBDI's Other Intellectual Property Rights in the distinctive exterior and interior designs, decors, color schemes and furnishings, special recipes and menu items, and advertising and promotional programs in or used by Parent's or its Affiliates' American Cafe and L&N Seafood restaurants, as well as under any such Other Intellectual Property Rights with respect to the Tia's restaurants owned by Parent, if any, for use by Acquiror, and under sublicense by its Affiliates, solely in the Fifty United States and solely in the manner in which such rights are exercised by Parent and its Affiliates as of the date hereof; provided, however, that Acquiror may create derivative works of any or all of the materials and information embodying these Other Intellectual Property Rights for use in the Fifty United States in the same or similar manner that such materials and information are used as of the date hereof. This license shall be exclusive within the Fifty United States, and shall operate to preclude RTBDI, Parent, its Affiliates, the Franchisees, and any third parties claiming a license from Parent or RTBDI, from using such materials and information embodying these Other Intellectual Property Rights in the Fifty United States.

                  This license includes the right for Acquiror to (i) bring suit in its own name or, if required by law, jointly with Parent and/or RTBDI, as applicable, at its own expense and on its own behalf, for any infringement or unfair use of the Other Intellectual Property Rights by third parties in the Fifty United States; (ii) in any such suit, to enjoin infringement and collect for its use, damages, profits and awards of whatever nature recoverable for such infringement or use; and
                  (iii) to settle any claim or suit for infringement or unfair use of any Other Intellectual Property Rights by granting the infringing party a sublicense hereunder consistent with the terms of this Agreement upon Parent's or RTBDI's prior written consent, as applicable.

                  If requested by Acquiror pursuant to Acquiror's reasonable interpretation of pertinent law, Parent and/or RTBDI, as applicable, will join as a party plaintiff in any such suit for enforcement of any Other Intellectual Property Right against an infringement or unfair use in the Fifty United States, subject to Acquiror's reimbursement of the reasonable costs of such participation. In any event, amounts recovered in any such suit, or by way of settlement thereof, shall be for Acquiror's sole use and benefit.

                  Acquiror shall protect the confidential information and trade secrets of Parent and RTBDI licensed hereunder in the same manner and to the same extent as it protects similar information of its own (but must in any event use reasonable care for the protection of such information), and it must not use, reproduce, distribute or disclose any such information to anyone other than its employees, agents or independent contractors who have a specific need to know such information and have been informed of, and obligated in writing to, observe the confidentiality obligations imposed by this Agreement. These confidentiality obligations will survive the termination of this Agreement for three (3) years and, with respect to trade secret information, will continue to survive thereafter for so long as such information remains entitled to trade secret protection under applicable law.

         (c) Assignment Back of Rights Outside the Fifty United States in Target's Other Intellectual Property Rights. Effective immediately after the Merger, Acquiror hereby assigns to RTBDI all right, title and interest in the Other Intellectual Property Rights owned by Target as of the date hereof in the United States Territories and in every other country or jurisdiction in the world. During the term of this Agreement, Acquiror further agrees to assign, and hereby does so assign to RTBDI, all right, title and interest, in the United States Territories and in every other country or jurisdiction in the world, under any Other Intellectual Property Rights in materials or information developed or otherwise owned by Acquiror or its Affiliates after the date hereof and used in or in connection with the Tia's restaurants. Upon written request, Acquiror will periodically provide a written description of such materials and information to Parent and RTBDI.

         (d) Interim License to Sell Off Existing Inventory. Notwithstanding any terms in this Agreement to the contrary,
                  Acquiror hereby grants to Parent, its Affiliates and the Franchisees, and Parent, its Affiliates and the Franchisees hereby accept, a non-exclusive, royalty-free, paid-up, non-transferable license to sell items bearing the Marks in the Fifty United States that are in inventory owned by Parent, its Affiliates or the Franchisees or on order as of the date hereof, including, without limitation, paper/note pads, business cards, paper cups, stationery and clothing, until such inventories of such items of Parent, its Affiliates and the Franchisees are exhausted. Without limiting the generality of the foregoing, Parent, its Affiliates and the Franchisees shall have the right to sell caps and other clothing containing any Mark out of their existing inventory.

                  Notwithstanding any terms in this Agreement to the contrary, Parent and RTBDI hereby grant to Acquiror and its Affiliates, and Acquiror and its Affiliates hereby accept, a non-exclusive, royalty-free, paid-up, non-transferable license to use in the Fifty United States certain Ruby Tuesday(R) marks on office-type paper products in inventory that is in the possession of Acquiror or its members as of the date
                  hereof,   including  without   limitation  paper,  note  pads,
                  business cards, and stationery, until such inventory is exhausted.

3.       Concurrent Use Registrations for the RTBDI Marks and Tia's Marks by
         RTBDI.

         (a) Concurrent Use Registrations for the RTBDI Marks and Tia's Marks. In the Trademark Assignment Agreement, RTBDI is surrendering to Acquiror only those rights and goodwill it has in the RTBDI Marks in the Fifty United States as of the date hereof. The parties agree that immediately after the date hereof or at any later time, RTBDI may file concurrent use applications in the U.S. Patent and Trademark Office for concurrent registration of the Tia's Marks and RTBDI Marks, for use on goods and services provided solely in the United States Territories, that are the same as or of the same class as the goods and services in connection with which such marks are used as of the date hereof. Acquiror hereby expressly consents to the filing of such concurrent use applications in the U.S. Patent and Trademark Office, the institution of concurrent use proceedings with respect thereto, the issuance of concurrent use registrations for the United States Territories thereon by such office, and the modification of the registrations for the RTBDI Marks and the Tia's Marks to reflect the limits on those registrations to the Fifty United States.

         (b) Concurrent Registrations for Subsequent Marks. In further consideration of the Merger, the assignments and licenses granted hereunder, and the services to be provided to Acquiror under the Support Services Agreement, Acquiror hereby agrees to limit its registrations of any and all future stylized versions and other variations of the Marks and any substitute and successor marks thereto (collectively the "Subsequent Marks") to use solely in the Fifty United
                  States. Acquiror hereby expressly consents to the filing of concurrent use applications in the U.S. Patent and Trademark Office, the institution of concurrent use proceedings with respect thereto, the issuance of concurrent use registrations for the United States Territories thereon by such office and the modification of the registrations for the RTBDI Marks and the Tia's Marks to reflect the limits on such registrations to the Fifty United States.

4. Prohibitions on the Parties' Respective Use and Assertion of the Marks and Subsequent Marks.

         (a) Beginning on the date hereof and continuing for so long as any of Parent, its Affiliates or the Franchisees remains in the casual dining restaurant business, neither Acquiror nor its Affiliates: (i) shall use the Marks or the Subsequent Marks, or license such marks for use, outside the Fifty United States; (ii) shall file any further federal or state trademark or service mark applications covering the United States Territories for or with respect to the Marks or the Subsequent Marks; (iii) shall file any trade name, trademark or service mark applications for or with respect to the Marks or the Subsequent Marks in any country or jurisdiction outside the United States; (iv) shall assert any trademark or service mark right or other similar intellectual property right against Parent, its Affiliates or the Franchisees for or with respect to the Marks or the Subsequent Marks in the United States Territories or in any other country or jurisdiction in the world; or (v) shall oppose, object to or otherwise interfere with any applications for registration of the Marks or the Subsequent Marks by Parent, any Affiliate or any Franchisee in the United States Territories or in any other country or jurisdiction of the world.

         (b) Beginning on the date hereof and continuing for so long as Acquiror remains in the casual dining restaurant business, neither Parent, RTBDI, the Affiliates nor the
                  Franchisees: (i) shall use the Marks or the Subsequent Marks or license such marks for use in the Fifty United States; (ii) shall file any federal or state trademark or service mark applications covering the Fifty United States for or with respect to the Marks or the Subsequent Marks; (iii) shall assert any trademark or service mark right or other similar intellectual property right against Acquiror for or with respect to the Marks or the Subsequent Marks in the Fifty United States; or (iv) shall oppose, object to or otherwise interfere with any state registration of the Marks or the Subsequent Marks by Acquiror in the Fifty United States.

5. Acknowledgement of Rights. RTBDI, Parent and its Affiliates acknowledge and agree that, after the date hereof, Acquiror will own all right, title and interest, as between the parties hereto, in and to the Marks, the Subsequent Marks and Target's Other Intellectual Property Rights in the Fifty United States. Acquiror and its Affiliates acknowledge and agree that, after the date hereof, Parent and/or RTBDI will own all right, title and interest in and to the Marks, the Subsequent Marks and Target's Other Intellectual Property Rights, as between the parties hereto, in the United States Territories and in all other countries and jurisdictions of the world.

6. Warranties/Disclaimers. Acquiror represents and warrants that, as of the date hereof, it has not used any Mark or Subsequent Mark outside the Fifty United States nor filed an application for registration of or otherwise obtained any trademark or service mark registration covering any Mark or Subsequent Mark.

The assignments and licenses made by the parties herein are made "AS IS" without any representation or warranty of any kind, including without limitation any implied warranties of merchantability, fitness for a particular purpose, or noninfringement.

7. Training of Certain Employees. Acquiror agrees to permit employees of Parent, its Affiliates and the Franchisees to train in restaurants owned and/or operated by Acquiror and its Affiliates and to otherwise participate in and cooperate with such training; and hereby grants to Parent, its Affiliates and the Franchisees a non-exclusive, fully-paid, royalty-free, worldwide license to use, reproduce and distribute Acquiror's training manuals for purposes of training employees of Parent, its Affiliates, the Franchisees and potential new franchisees. In connection with such training, Parent agrees to pay Acquiror a training fee of $100 per employee per week, which also includes one meal per shift for each such employee. Acquiror further agrees to permit and cooperate with tours of Acquiror's and its Affiliates' restaurants by employees of Parent, RTBDI, its Affiliates and the Franchisees for potential new franchisees of Parent and Affiliates. Notwithstanding any terms to the contrary in this Agreement, Parent, its Affiliates and the Franchisees may use the Marks, the Subsequent Marks and materials and information embodying Other Intellectual Property Rights owned by Acquiror in the Fifty United States for the sole purpose of training their employees and franchisees.

8. Gift Certificates and Coupons. Parent, its Affiliates and its Franchisees agree that they will not issue, print or distribute any coupon or gift certificates after the date hereof that are redeemable on their face at Acquiror's or its Affiliates' restaurants; and Acquiror and its Affiliates agree that they will not issue, print or distribute any coupon or gift certificates after the date hereof that are redeemable on their face at Parent's, its Affiliates' or its Franchisees' restaurants. Parent and Acquiror agree, for customer relations purposes and upon written request, to promptly reimburse each other for any coupons or gift certificates issued or distributed by the one party that are honored by the other party.

9. Domain Names. With respect to the use of the Marks as domain names, Parent and its Affiliates shall have the exclusive right as between the parties hereto to apply for and use on the World Wide Web and any other portion of the Internet and any successor or related networks thereto any domain names other than the domain names described in the following sentence. Acquiror shall have the exclusive right as between the parties hereto to apply for and use on the World Wide Web and any other portion of the Internet and any successor or related networks thereto the following domain names: tiastexmex.com, americancafe.com, lnseafood.com, mozzarellas.com and specialtyrestaurantgroup.com. Each party hereby agrees that the other party's use of any Subsequent Mark as a Universal Resource Locator or domain name on the World Wide Web and any other portion of the Internet and any successor or related networks thereto will not constitute trademark infringement, unfair competition or any other similar business tort or infringement against such party.

10. Restrictions on Sale of Certain Food Items. Parent agrees that, for a period of five (5) years from the Effective Date hereof, neither Parent nor any Affiliates will offer for sale in any restaurant located in the Fifty United States any food item substantially similar to the following food items currently sold at American Cafe restaurants: peanut butter pie, smoked chicken pasta or the pasta pies. The restrictions in this Section 10 do not apply to any food item currently offered for sale by any restaurant of Parent or its Affiliates or franchisees.

11. Further Assurances. The parties shall execute any further documents reasonably required by the other party to effect, record and perfect their respective rights hereunder and shall otherwise reasonably cooperate with the other party to facilitate the transfer and recognition of rights and goodwill contemplated hereby. Acquiror hereby agrees to fully cooperate with Parent's and RTBDI's efforts in applying for and obtaining concurrent use registrations on the Marks and the Subsequent Marks for use solely in the United States Territories, including without limitation by participating and cooperating in any concurrent use proceedings before the Trademark Trial and Appeal Board, by executing any forms, consents or other documentation requested by RTBDI or Parent or required by the U.S. Patent and Trademark Office or the Commissioner thereof in order for RTBDI or Parent to obtain the concurrent registrations and by amending the existing registrations on the Marks and by limiting the registrations of the Subsequent Marks to limit their applicable territorial scope to the Fifty United States.

12.      Termination.

         (a) This Agreement may be terminated upon the mutual written agreement of the parties and by Parent upon the default of Acquiror under the Note. This Agreement may not otherwise be terminated. If a party should breach or threaten to breach this Agreement, the non-breaching party, in addition to any other remedies it may have at law or in equity, will be entitled to an injunction or other similar remedy in order to specifically enforce this Agreement without having to post a bond.

         (b) Except as otherwise agreed between the parties in writing, termination of this Agreement for any reason shall not affect any assignments made hereunder. All rights and obligations hereunder that by their nature are continuing will survive the execution and delivery of this Agreement. Subject to rights of General Electric Capital Business Asset Funding Corporation or of General Electric Capital Business Asset Funding Corporation of Arkansas under Loan Agreements in the aggregate amount of $30,000,000 between Acquiror and such entities of even date herewith, if any, if the Note is accelerated or terminated by Parent based upon Acquiror's default, Acquiror shall immediately thereafter assign to RTBDI or its successor or assign all right, title and interest in the Marks and Subsequent
                  Marks and all goodwill associated therewith and any Other Intellectual Property Rights owned by Acquiror as a result of the Merger or this Agreement and any applications filed and registrations issued thereon so that RTBDI will own the Marks, Subsequent Marks and such Other Intellectual Property Rights to the same extent as RTBDI and Parent owned the Marks and Other Intellectual Property Rights on the day prior to the date hereof. Acquiror agrees to execute and file any documentation required to perfect or record such assignments.

13. Quality Standards. During the term hereof, each party agrees that, with respect to the goods and services in connection with which it uses the Marks and Subsequent Marks, it will maintain and adhere to commercially prudent standards of quality that are not materially lower than the standards practiced in the respective restaurants today.

14. Independent Parties. Each party to this Agreement is an independent contractor and not an agent of the other party. Nothing in this Agreement shall be construed as creating a joint venture or agency relationship between the parties. Each party will be solely responsible for the costs and expenses it incurs as a result of its performance of obligations or exercise of its rights under this Agreement.

15. Notices. All notices, reports and communications required or permitted pursuant to this Agreement shall be in writing and shall be mailed, telecopied, or delivered to the other party at the address shown in the Merger Agreement (or at such other address as may be specified by a notice given to the other party in accordance with the Merger Agreement) and shall be effective when actually delivered to such address.

16. Exclusive Forum. In regard to any action to enforce or interpret this Agreement, or otherwise arising out of or relating to this Agreement, each party
(i) consents and submits to personal jurisdiction and venue in the state and federal courts of Knox or Blount County, State of Tennessee (referred to as the "Court"); (ii) waives any and all objections to jurisdiction and venue in the Court; and (iii) waives any objection that the Court is an inconvenient forum. Each party further agrees that jurisdiction and venue concerning any legal or equitable action to enforce or interpret this Agreement, or otherwise arising out of this Agreement, shall rest exclusively in the state and federal courts of Knox or Blount County, State of Tennessee, so that any such action shall be brought and defended in the Court.

17. General. This Agreement, together with the Merger Agreement, all documents and agreements referenced therein and the Trademark Assignment Agreement, is the final and complete agreement between the parties regarding the subject matter hereof, and any and all other discussions, writings and negotiations are merged herein. This Agreement is governed by the laws of the State of Delaware without reference to its conflicts of law rules. Neither party may assign its rights or benefits hereunder without the prior written consent of the other party, except that (i) either party may assign this Agreement in connection with a merger or the sale of all or substantially all of the assets to which the Marks relate, provided, however, that while the Note is outstanding, Acquiror may not assign this Agreement without Parent's prior written consent, (ii) Parent may assign its rights and benefits hereunder to any Affiliate and may sublicense its rights and benefits with respect to the Marks and Subsequent Marks hereunder, directly or indirectly, to any Franchisee, and (iii) RTBDI may assign its rights and benefits hereunder to Parent or any Affiliate and may sublicense its rights and benefits hereunder, directly or indirectly to any Franchisee. This Agreement may only be amended by the written agreement of all parties hereto, and shall inure to the benefit of the parties and their successors, affiliates and permitted assigns. If any one or more of the provisions in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the same shall not invalidate or otherwise affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Nothing in this Agreement will be construed or interpreted as transferring, limiting or otherwise interfering with any intellectual property rights owned by Parent, RTBDI, any Affiliate or any Franchisee as of the date hereof that are not expressly assigned to Acquiror in this Agreement or obtained by Acquiror by virtue of the Merger and all such rights are expressly reserved. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which counterparts, when taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed, sealed and delivered this Agreement as of the date first written above.

                                     Parent:

                                     Ruby Tuesday, Inc.


                                     By:  /s/ J. Russell Mothershed
                                     Name:    J. Russell Mothershed
                                     Its:   Senior Vice President

                                     RTBDI:

                                     Ruby Tuesday Business Development, Inc.


                                     By:  /s/ Victoria L. Garrett
                                     Name:    Victoria L. Garrett
                                     Its:     Vice President

                                     Acquiror:

                                     Specialty Restaurant Group, LLC



                                     By:  /s/ James H. CarMichael
                                     Name:    James H. CarMichael
                                     Its:  President/CEO

                            ASSIGNMENT AND ASSUMPTION


         THIS ASSIGNMENT AND ASSUMPTION is entered into as of the 20th day of November, 2000 by and between RUBY TUESDAY, INC., a Georgia corporation ("Assignor"), and SPECIALTY RESTAURANT GROUP, LLC, a Delaware limited liability company ("Assignee").

                              W I T N E S S E T H:

         WHEREAS, Assignor has entered into the Managing Partner Agreements, District Partner Agreements and Consulting Agreement set forth in Exhibit A (the "Agreements");

         WHEREAS, pursuant to the Managing Partner Agreements each "Partner" (as defined in the Agreements) has delivered to Assignor shares of common stock of Assignor (the "Assignor Shares");

         WHEREAS, pursuant to Section 4(c)(x) of that certain Agreement and Plan of Merger dated October 4, 2000, as amended, by and among Assignor, Assignee and Tia's, LLC, a Delaware limited liability company (the "Merger Agreement"), Assignor agreed to assign the Agreements, and to deliver the Assignor Shares, to Assignee as of the Effective Time (as defined in the Merger Agreement); and

         WHEREAS, in accordance with Section 4(c)(x) of the Merger Agreement, Assignor desires to assign and transfer to Assignee, effective as of the date hereof, all of Assignor's right, title and interest in and to the Agreements and the Assignor Shares, together with all of Assignor's duties, obligations and liabilities thereunder arising out of or attributable to events or conditions occurring on or after the date hereof; and

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the execution and delivery hereof, the parties hereto agree as follows:

1. Assignor hereby assigns and transfers to Assignee, effective as of the date hereof, all of Assignor's right, title and interest in and to the Agreements and the Assignor Shares, and all of its duties, obligations and liabilities thereunder arising out of or attributable to events or conditions occurring on or after the date hereof.

2. Assignee hereby accepts such assignment and transfer, assumes, accepts and agrees to be bound by all of the terms and conditions of the Agreements, and covenants and agrees to assume, accept and perform all of the duties, obligations and liabilities of Assignor thereunder arising out of events occurring on or after the date hereof.

3.       Assignor warrants and represents to Assignee as follows:

               (a)  Each of the Agreements is in full force and effect;

(b) None of the Agreements or any of the Assignor Shares has otherwise been transferred, assigned, encumbered or conveyed by
                   Assignor; and

              (c) Assignor has no knowledge of any material reach by Assignor of the terms of any of the Agreements.

4. This Assignment and Assumption may be executed in multiple counterparts, each of which will be deemed an original and all of which taken together will constitute but a single instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be duly executed, effective as of date first written above.


                         ASSIGNOR:

                         RUBY TUESDAY, INC.

                         By:  /s/ J. Russell Mothershed

                         Name: J. Russell Mothershed

                         Title: Senior Vice President


                         ASSIGNEE:

                         SPECIALTY RESTAURANT GROUP, LLC

                         By:   /s/ James H. CarMichael

                         Name: James H. CarMichael

                         Title:   President

                               INDEMNITY AGREEMENT


         THIS INDEMNITY AGREEMENT (the "Indemnity") is entered into as of the 20th_ day of November, 2000 by and between RUBY TUESDAY, INC., a Georgia corporation ("RTI"), and SPECIALTY RESTAURANT GROUP, LLC, a Delaware limited liability company ("SRG").

                              W I T N E S S E T H:

         WHEREAS, RTI has entered into the Managing Partner Agreements and District Partner Agreements set forth in Schedule I hereto (each an "Agreement"; collectively, the "Agreements");

         WHEREAS, pursuant to the Agreements each "Partner" (as defined in the Agreements) has delivered to RTI shares of common stock of RTI (the "RTI Shares");

         WHEREAS, pursuant to Section 4(c)(x) of that certain Agreement and Plan of Merger dated October 4, 2000, as amended, by and among RTI, SRG and Tia's, LLC, a Delaware limited liability company (the "Merger Agreement"), RTI agreed to assign the certain of the Agreements set forth in Exhibit A to that certain Assignment and Assumption, dated the date hereof (the "Assignment and Assumption"), and to deliver the RTI Shares related to such Agreements, to SRG as of the Effective Time (as defined in the Merger Agreement); and

         WHEREAS, pursuant to the terms of the Assignment and Assumption, SRG will assume and has assumed, effective as of the date hereof, all of RTI's right, title and interest in and to the Agreements assigned pursuant to the Assignment and Assumption, and the related RTI Shares, together with all of
RTI's duties, obligations and liabilities thereunder arising out of or attributable to events or conditions occurring on or after the date hereof, and

         WHEREAS, in order to induce RTI to enter into the Assignment and Assumption, SRG has agreed to enter into this Indemnity with RTI;

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the execution and delivery hereof, the parties hereto agree as follows:

1. SRG hereby agrees to defend against and/or with respect to Claims (hereinafter defined) asserted against, and agrees to indemnify and hold harmless from and/or with respect to Claims incurred by, RTI and its directors, officers, employees, affiliates, controlling persons, agents and representatives, and each individual named as "power of attorney under each Agreement, and their respective successors and assigns (individually, an "Indemnitee" and, collectively, the "Indemnitees"). For purposes hereof "Claims" shall mean, collectively, all liability, demands, claims, actions or causes of action, assessments, losses, damages, costs and expenses (including, without limitation, reasonable attorney's fees and expenses) asserted against or incurred by any Indemnitee as a result of or arising out of the transactions contemplated by the Merger Agreement and/or the Assignment and Assumption, including, without limitation, (a) any assertion by any Partner under any Agreement that RTI (or SRG as RTI's successor under any Agreement) breached or caused the termination of any such Agreement by entering into, or consummating, the transaction described in the Merger Agreement, (b) any assertion by any Partner that such Agreement (s) is not assignable by RTI to SRG in connection with the consummation of the transaction described in the Merger Agreement, ( c ) the delivery of the RTI Shares to SRG, (d) SRG's performance of it's duties and obligations under such Agreement as of and after the date hereof. SRG shall have the right to designate counsel to represent and defend the Indemnitees with respect to any Claim, the costs and expenses of which shall be paid directly by SRG. The Indemnitees shall have the right to demand that SRG select different counsel and if SRG refuses such request the Indemnitees shall have the right to designate and retain their own and separate counsel with respect to such Claims, the costs and expenses of which shall be paid directly, or reimbursed to the Indemnitee by, SRG.

2. Any Indemnitee who receives actual notice of any Claim shall promptly inform SRG thereof, including providing copy of all documents or instruments in which such Claim is asserted or described; provided, however, that the failure or unreasonable delay of the Indemnitee to so inform SRG shall not constitute a defense to SRG's obligations hereunder except to the extent SRG is actually and materially prejudiced thereby.

3. Simultaneously with the execution hereof, the form of Exercise of Power of Substitution attached hereto as Exhibit B with respect to the Agreements assigned pursuant to the Assignment and Assumption shall be executed, delivered and accepted.

4. This Indemnity, together with the Merger Agreement and the Assignment and Assumption, contains the entire understanding of the parties hereto with respect to the matters covered hereby, and this Indemnity may be amended only by an agreement in writing executed by all the parties hereto.

5. This Indemnity shall be binding upon and inure to the benefit of the parties hereto and their respective successors and legal representatives. None of the parties hereto (nor any of their affiliates) shall assign this Indemnity or rights hereunder without the prior written consent of each party hereto.

6. This Indemnity is for the sole benefit of the Indemnitees and their respective successors and assigns, and nothing herein expressed or implied shall give or be construed to give any other person or entity any legal or equitable rights hereunder.

7. This Indemnity shall be governed by and construed and enforced in accordance with the laws of the State of Tennessee applied to agreements made and to be performed entirely within such state, without regard to the principles of conflicts of laws.

8. This Indemnity may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indemnity to be duly executed, effective as of date first written above.


                        RTI:
                        ---

                        RUBY TUESDAY, INC.

                        By:  /s/ J. Russell Mothershed
                        Name:    J. Russell Mothershed
                        Title:   Senior Vice President


                        SRG:
                        ---

                        SPECIALTY RESTAURANT GROUP, LLC

                        By: /s/ James H. CarMichael
                        Name: James H. CarMichael
                        Title:   President